ANNUAL REPORT
SEPTEMBER 30, 1998


THE OAKMARK
FUND

THE OAKMARK
SELECT FUND

THE OAKMARK
SMALL CAP FUND

THE OAKMARK
EQUITY AND
INCOME FUND

THE OAKMARK
INTERNATIONAL
FUND

THE OAKMARK
INTERNATIONAL
SMALL CAP FUND


MEMBER OF
--------------------------------
100% NO-LOAD MUTUAL FUND COUNCIL
--------------------------------

MANAGED BY

HARRIS
ASSOCIATES L.P.


OAKMARK

 THE OAKMARK FAMILY OF FUNDS

       1998 ANNUAL REPORT
        ........................................................................

LETTER FROM THE CHAIRMAN AND PRESIDENT......................          1

THE OAKMARK FAMILY OF FUNDS SUMMARY.........................          2

THE OAKMARK FUND
  Letter from the Portfolio Manager.........................          4
  Schedule of Investments...................................          7

THE OAKMARK SELECT FUND
  Letter from the Portfolio Manager.........................         10
  Schedule of Investments...................................         12

THE OAKMARK SMALL CAP FUND
  Letter from the Portfolio Manager.........................         14
  Schedule of Investments...................................         16

THE OAKMARK EQUITY AND INCOME FUND
  Letter from the Portfolio Manager.........................         19
  Schedule of Investments...................................         21

THE OAKMARK INTERNATIONAL FUND
  Letter from the Portfolio Manager.........................         24
  International Diversification Chart.......................         26
  Schedule of Investments...................................         27

THE OAKMARK INT'L SMALL CAP FUND
  Letter from the Portfolio Manager.........................         32
  International Diversification Chart.......................         34
  Schedule of Investments...................................         35

FINANCIAL STATEMENTS
  Statement of Assets and Liabilities.......................         38
  Statement of Operations...................................         40
  Statement of Changes in Net Assets........................         42
  Notes to Financial Statements.............................         48

TRUSTEES AND OFFICERS.......................................         61

        FOR MORE INFORMATION
          Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call
          1-800-OAKMARK (1-800-625-6275) or 617-328-5000.

        WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE
          Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK
          (1-800-476-9625).

LETTER FROM THE CHAIRMAN AND PRESIDENT...
 ........................................................................

FELLOW SHAREHOLDERS:
    WE ARE PLEASED TO PRESENT THE ANNUAL REPORT FOR THE OAKMARK FAMILY OF FUNDS. THE PAST YEAR HAS BEEN A DIFFICULT PERIOD AND WE DRAW SMALL COMFORT FROM THE FACT THAT PREVIOUS LETTERS HAVE ENCOURAGED ALL SHAREHOLDERS TO BE REALISTIC IN THEIR RETURN EXPECTATIONS AND ASSET MIX. MORE IMPORTANTLY, AS SHAREHOLDERS AND INVESTMENT MANAGERS, WE ARE CONFIDENT THAT THE CURRENT MARKET VOLATILITY WILL NOT PROVE TO BE A LONG-TERM DETERRENT TO MEETING OUR INVESTMENT GOALS.
    OUR CONFIDENCE IS BASED ON SEVERAL FACTORS. HARRIS ASSOCIATES, INVESTMENT ADVISER TO THE OAKMARK FAMILY OF FUNDS, WAS FOUNDED IN 1976. THE INVESTMENT PROFESSIONALS OF OUR FIRM HAVE IMPLEMENTED THE SAME RISK-AVERSE VALUE APPROACH FROM THE INCEPTION OF THE FIRM. IN OTHER DIFFICULT PERIODS, OUR REACTION HAS BEEN STRAIGHTFORWARD AND SUCCESSFUL. OUR PEOPLE, PROCESS AND PHILOSOPHY REMAIN CONSTANT AND PORTFOLIO CHANGES ARE MADE CAREFULLY AND NOT EMOTIONALLY. OUR LONG-TERM RESULTS AND EXPERIENCE REINFORCE OUR BELIEF THAT THIS IS THE APPROPRIATE COURSE OF ACTION TO MEET OUR FINANCIAL GOALS.
    THE BROAD MARKET WEAKNESS OF THE LAST SEVERAL MONTHS HAS PRESENTED SIGNIFICANT INVESTMENT OPPORTUNITIES TO EACH OF OUR FUNDS. OUR OPTIMISM IS STRENGTHENED BY THE QUALITY AND UPSIDE POTENTIAL OF THE SECURITIES THAT WE HOLD AND HAVE ADDED TO OUR FUNDS. IT IS ENCOURAGING THAT OUR INTERNAL BUY LIST IS LONGER THAN IT HAS BEEN IN SEVERAL YEARS. THE ATTRACTIVENESS OF THE STOCKS IN OUR UNIVERSE IS FURTHER CONFIRMED BY OUR DECISION TO RE-OPEN OUR SMALL CAP FUND TO NEW INVESTORS.
    THE FINAL SOURCE OF OUR CONFIDENCE IS A RESULT OF THE ATMOSPHERE AT OUR FIRM. IN OUR INTERNAL MEETINGS, WE NOTE AN EDGINESS THAT REFLECTS OUR COMPETITIVE SPIRIT. COMPLACENCY IS THE BIGGEST THREAT TO INVESTMENT SUCCESS--IT IS NOT TOLERATED AT OUR FIRM. WE ARE WELL POSITIONED TO BENEFIT FROM THE INEVITABLE REBOUND IN STOCK PRICES AND WE APPRECIATE YOUR CONTINUED CONFIDENCE IN OUR EFFORTS.
    AS THE MILLENNIUM APPROACHES, WE HAVE RECEIVED A NUMBER OF QUESTIONS ABOUT OUR READINESS. OUR INTERNAL Y2K COMMITTEE HAS BEEN ACTIVE FOR AN EXTENDED PERIOD.
    WE ARE ON SCHEDULE IN DETERMINING THAT OUR INTERNAL SYSTEMS AND OUTSIDE VENDORS ARE Y2K COMPLIANT. AT THIS TIME, WE EXPECT NO BUSINESS DISRUPTIONS TO OCCUR WHEN WE ENTER THE NEXT CENTURY.
    IN ADDITION, WE ARE WELL PREPARED FOR THE EURO CONVERSION IN THE INTERNATIONAL MARKETS. THOUGH LESS PUBLICIZED, THIS CURRENCY CHANGE ALSO REQUIRES SUBSTANTIAL INTERNAL PLANNING AND VENDOR CONTACT. WE SIMILARLY EXPECT THAT CONVERSION TO A COMMON CURRENCY IN EUROPE WILL NOT CAUSE OPERATIONAL PROBLEMS FOR OUR INTERNATIONAL FUNDS.

    WE LOOK FORWARD TO BETTER TIMES AHEAD.

      [SIGNATURE]
VICTOR MORGENSTERN
CHAIRMAN

         [SIGNATURE]
ROBERT M. LEVY
PRESIDENT

                                                            [LOGO]

 THE OAKMARK FAMILY OF FUNDS

       SUMMARY INFORMATION
        ........................................................................

                                      THE OAKMARK             THE OAKMARK
PERFORMANCE FOR PERIOD ENDED              FUND                   SELECT
SEPTEMBER 30, 1998                                                FUND
                                  --------------------    --------------------
3 MONTHS                                -13.8%                  -17.2%
 ..............................................................................
6 MONTHS                                -16.2%                  -15.7%
 ..............................................................................
1 YEAR                                   -4.1%                   3.6%
 ..............................................................................
AVERAGE ANNUAL TOTAL RETURN
  FOR:
  3 YEAR                                 15.0%                    N/A
 ..............................................................................
  5 YEAR                                 16.7%                    N/A
 ..............................................................................
  SINCE INCEPTION                        25.2%                   31.7%
VALUE OF $10,000                        $49,899                 $16,936
FROM INCEPTION DATE                     (8/5/91)               (11/1/96)
------------------------------------------------------------------------------
TOP FIVE HOLDINGS                  Philip Morris           Cablevision Systems
AS OF SEPTEMBER 30, 1998             Companies,              Corporation, Cl
COMPANY AND % OF TOTAL NET           Inc.    9.2%            A    13.8%
ASSETS                             Nike, Inc., Cl          USG
                                     B    6.1%             Corporation    9.7%
                                   Mattel, Inc    5.4%     U.S. Industries,
                                   Banc One                  Inc.    9.2%
                                   Corporation    5.4%     PartnerRe
                                   Lockheed Martin           Ltd.    8.2%
                                   Corporation    5.3%     Gucci Group    8.2%
------------------------------------------------------------------------------
TOP FIVE INDUSTRIES                Other Consumer          Broadcasting &
AS OF SEPTEMBER 30, 1998             Goods &                 Cable TV    13.8%
INDUSTRIES AND % OF TOTAL NET        Services    20.1%     Building Materials
ASSETS                             Food &                    &
                                     Beverage    15.2%
                                   Banks &                Construction    9.7%
                                     Thrifts    14.0%      Diversified
                                   Aerospace &
                                     Defense    9.1%         Conglomerates    9.2%
                                   Apparel    6.1%         Insurance    8.2%
                                                           Retail    8.2%

2  THE OAKMARK FAMILY OF FUNDS

 ......................................................................

                                      THE OAKMARK             THE OAKMARK             THE OAKMARK             THE OAKMARK
                                       SMALL CAP               EQUITY AND            INTERNATIONAL           INTERNATIONAL
                                          FUND                INCOME FUND                 FUND               SMALL CAP FUND
                                  --------------------    --------------------    --------------------    --------------------
3 Months                                -26.8%                   -6.9%                  -19.4%                  -17.0%
 ..............................................................................................................................
6 Months                                -31.1%                   -6.4%                  -29.0%                  -28.2%
 ..............................................................................................................................
1 Year                                  -26.4%                   2.6%                   -29.9%                  -35.2%
 ..............................................................................................................................
Average Annual Total Return
  for:
  3 Year                                  N/A                     N/A                    1.7%                     N/A
 ..............................................................................................................................
  5 Year                                  N/A                     N/A                    4.0%                     N/A
 ..............................................................................................................................
  Since inception                        14.9%                   15.4%                   8.5%                    -6.5%
Value of $10,000                        $14,976                 $15,191                 $16,322                  $8,211
from inception date                    (11/1/95)               (11/1/95)               (9/30/92)               (11/1/95)
------------------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS                  People's Bank of        Imation                 Tomkins plc    5.6%     Enix
AS OF SEPTEMBER 30, 1998             Bridgeport,             Corp.    4.0%         Cordiant                Corporation    5.4%
COMPANY AND % OF TOTAL NET           CT    7.9%            Chrysler                  Communications        Cordiant
ASSETS                             U.S. Industries,        Corporation    3.5%       Group plc    5.3%       Communications
                                     Inc.    7.8%                                  Quilmes Industrial        Group plc    5.0%
                                   Cablevision Systems    Tele-Communications,       SA    5.1%            Lambert Fenchurch
                                     Corporation, Cl         Liberty Media,        Fernz Corporation         Group plc    4.8%
                                     A    4.8%               Class A    3.4%         Limited    4.5%       Haw Par Corporation
                                   First Brands            Amli Residential        Rolls-Royce               Ltd.    4.6%
                                   Corporation    4.4%       Properties              plc    4.2%           Elevadores Atlas,
                                   Ralcorp Holdings,         Trust    3.3%                                   SA    4.6%
                                     Inc.    4.0%          The Dun &
                                                             Bradstreet
                                                           Corporation    3.3%
------------------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES                Other Consumer          U.S. Government         Other Industrial        Other Industrial
AS OF SEPTEMBER 30, 1998             Goods &                 Bonds    25.7%          Goods &                 Goods &
INDUSTRIES AND % OF TOTAL NET        Services    13.0%     Banks &                   Services    13.7%       Services    11.6%
ASSETS                             Banks &                   Thrifts    9.8%       Food &                  Retail    11.3%
                                     Thrifts    11.5%      Automotive    6.5%        Beverage    10.1%     Other
                                   Food &                  Other Consumer          Marketing                Financial    11.0%
                                     Beverage    11.2%       Goods &                 Services    9.5%      Food &
                                   Other Industrial          Services    6.4%      Banks    8.2%             Beverage    9.6%
                                     Goods &               Commercial Real         Other Consumer          Computer
                                     Services    10.3%       Estate    6.2%          Goods &                 Software    7.5%
                                   Automotive    7.9%                                Services    6.8%

                                                  THE OAKMARK FAMILY OF FUNDS  3

 THE OAKMARK FUND

       REPORT FROM ROBERT J. SANBORN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (9/30/98)
AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              The Oakmark Fund    S & P 500
8/91                   $10,000      $10,000
10/91                  $12,100      $10,202
1/92                   $13,910      $10,707
4/92                   $14,660      $10,947
7/92                   $15,910      $11,279
10/92                  $17,110      $11,217
1/93                   $19,913      $11,836
4/93                   $20,136      $11,957
7/93                   $22,052      $12,260
10/93                  $24,504      $12,896
1/94                   $25,648      $13,357
4/94                   $24,855      $12,590
7/94                   $25,321      $12,890
10/94                  $26,653      $13,384
1/95                   $26,480      $13,433
4/95                   $28,846      $14,781
7/95                   $30,883      $16,248
10/95                  $32,397      $16,916
1/96                   $36,091      $18,608
4/96                   $36,823      $19,242
7/96                   $35,559      $18,934
10/96                  $38,252      $20,988
1/97                   $43,112      $23,510
4/97                   $44,197      $24,073
7/97                   $51,606      $28,797
9/97                   $52,009      $28,668
12/97                  $54,132      $29,494
3/98                   $59,517      $33,663
6/98                   $57,909      $34,775
9/98                   $49,899      $31,316

                                                                AVERAGE ANNUAL
                                                                 TOTAL RETURN*
                                                                THROUGH 9/30/98
                                               TOTAL RETURN   FROM FUND INCEPTION
9/30/98 NAV $33.54                             LAST 3 MOS.          8/5/91
---------------------------------------------------------------------------------
THE OAKMARK FUND                                   -13.8%          25.2%
Standard & Poor's 500 Stock Index w/inc**          -10.0%          17.3%
Dow Jones Industrial Average w/ inc**              -12.0%          17.1%
Value Line Composite Index**                       -19.6%           6.7%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Industrial Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

WHAT A SUMMER AND WHAT A YEAR...!
 ...and am I glad it's over!

Summer was beautiful in Chicago-- great weather, another Bulls championship, Sammy Sosa and the Cubs. It was also the summer we learned the definitions of a lot of neat words--"salacious," "parse," and "is," among others.

Yet, it was (and remains!) a very rocky period for the global economy and financial markets. The emerging market contagion, Monicagate, and the hedge fund debacle all combined to make equity markets very volatile. In the past month-and-a-half, the Standard & Poor's 500 had 17 trading sessions where it was up or down more than 1 percent! The height of what Shakespeare termed in TWELFTH NIGHT "this very midsummer madness" occurred on the morning of Friday, September
11. The Dow opened down big, but in the course of about ten minutes reversed, appreciating more than 3 percent. The proximate cause of this stunning reversal? President Clinton's tearful confession that he had "sinned." The market took this confession as sincere--as opposed to his prior confessions--and, I guess, interpreted these ostensibly real tears as increasing the chance that he will remain in office for the rest of his term.

What are value investors like ourselves to do in this sort of wacky environment in which stock prices are decoupled from intrinsic value?

Well, in light of the new forces driving the stock market, we have decided to abandon our one-stock-at-a-time, value-based philosophy. Instead, we have hired a linguist to interpret the nuances of the pronouncements of President Clinton and Alan Greenspan, we have installed cable tuned to CNBC in every investment professional's office, and have implemented a new investment philosophy we term "Buy what's going up." We are very optimistic that these moves will get us back in synch with the current market.

Just kidding. Repeat: just kidding. REPEAT: JUST KIDDING.

4
THE OAKMARK FUND

 ........................................................................

This has been a frustrating year and quarter for us (and for virtually all value investors, be they large cap, small cap, international--whatever). For the year, we lagged behind the S&P 500 by thirteen percent and, for the quarter, four percent. Last quarter, I discussed what I consider to be the reasons for this, and things have not changed. Frankly, many professional investors tend to be either paralyzed by the market weakness or, even worse, abandon their stated philosophies in pursuit of "performance." Many mutual fund managers encounter pressure from their shareholders and bosses to "do something"; generally, this means buying the hot stocks and selling the cold ones.

What are we doing? Well, both in our business affairs and our investment execution, we always do the same thing no matter what the environment. We continue to adhere to our philosophy and tune out all the noise. In fact, I am more confident about our Fund's prospects than I have been in a long time. Apparently, the managements of most of our holdings agree, as share repurchase activity among our holdings is at a very high level. As I have said before, we do not regard share buybacks as a panacea, but when stocks are trading significantly below value, they are a very efficient way to increase long-term value per share. In the market declines of 1987 and 1990, these were early indicators of under-valuation in many stocks. I believe it will also be the case this time.

As I write this, we are seeing very attractive buying opportunities and, in fact, putting our cash reserves to work. As many of our competitors adopt shorter and shorter investment time-frames, we find less competition from others with our long-term time-frame. While the volatility and uncertainty we are witnessing is not pleasant, it does present us with opportunities that should pay off over time. In future quarters, I hope to discuss individual investments at length.

In closing, and mining the same vein that characterized this summer's most famous speech, I take complete responsibility for the performance of the Fund, this has gone on too long and hurt too many innocent people. If I have ever misled anyone--even my wife--that returns would be straight up to the moon, I offer my regret. God bless you and God bless The Oakmark Fund!

HEDGE FUND 101
What do you get in an investment firm where partners are ex-Vice Chairman of the Fed, two Nobel Prize winners in economics, and one of the all-time legendary traders? Answer: a decline in your portfolio of over 90 percent this year. Long-Term Capital Management was once a successful hedge fund that has been--alas!--in the news a lot recently.

A hedge fund is an investment vehicle whose investors are institutions and very wealthy individuals. Due to this clientele, hedge funds are exempt from most of the onerous regulations that other financial institutions--such as banks and mutual funds--must follow. While hedge funds follow a large variety of strategies, most use borrowed money to enhance returns.

The ironically named Long-Term Capital Management was formed by an ex-Solomon Brothers trader who figured prominently in the book LIAR'S POKER. Its specialty was in the fixed-income area. Generally, using computer models, its strategy was to buy and short a wide variety of debt securities that its computers identified as mispriced. During this past summer, Long-Term's portfolio consisted of about $100 billion of securities, and the fund itself had partner equity of around $3.5 billion. This leverage ratio of almost 30:1 made the fund a high-octane one but also made it very vulnerable if its model failed. Thus, after financing costs, if Long-Term was able to eke out a one percent gain from its portfolio, the leverage would allow the partners to realize a return of 30%.

Long-Term Capital attracted some very savvy investors, including the heads of many of Wall Street's most prominent firms. The terms were pretty tough: investors paid a management fee plus a percentage of profits, were given only a sketchy annual peek at the portfolio, and had to commit capital for three years. With the outsized gains that were generated, why worry?

Well, just like the seemingly infallible HAL in 2001: A SPACE ODYSSEY, Long-Term's computers made a boo-boo. Its models undoubtedly were sophisticated, but depended upon order in the markets in which it invested. (This was the same assumption that blew up portfolio insurance, which was partly responsible for the Crash of 1987). Well, this summer saw volatile, disorderly markets. Long-Term's bets were off, and the leverage magnified them. Long-Term has surrendered virtual control to a passel of

                                                                THE OAKMARK FUND

 ........................................................................
financial institutions who had lent it all that money.

Personally, I think the long-term effects of Long-Term's demise are negligible. Its clients can afford the loss and should have known about the risk. Perhaps lenders to hedge funds will now exercise more discretion. However, the long-term effect on the economy and the stock market is nil.

Individual investors can learn two important lessons from Long-Term. The first is a skepticism towards focusing soley on the historical returns of an investment vehicle. Just looking at the returns Long-Term was generating in its first few years of existence enticed a lot of people who should have known better. A responsible investor should know how one's money is being invested, the philosophy behind it, the leverage and any derivatives used, etc. The second is the ironclad relation between risk and return. Prior to this year, Long-Term had racked up great returns with an apparently low-risk system. We now know the risk was far greater than had been assumed by its investors.

         [SIGNATURE]

ROBERT J. SANBORN

Portfolio Manager
rsanborn@oakmark.com

October 5, 1998

6
THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--88.5%

FOOD & BEVERAGE--15.2%
  Philip Morris Companies Inc.                      13,810,700   $  636,155,369
  H.J. Heinz Company                                 4,007,250      204,870,656
  Gallaher Group Plc (b)                             3,835,500      112,667,812
  Nabisco Holdings Corporation, Class A              2,572,100       92,434,844
  The Quaker Oats Company                              118,000        6,962,000
                                                                 --------------
                                                                  1,053,090,681

APPAREL--6.1%
  Nike, Inc., Class B                               11,457,100   $  421,764,494

RETAIL--0.3%
  American Stores Company                              648,400   $   20,870,375

OTHER CONSUMER GOODS & SERVICES--20.1%
  Mattel, Inc.                                      13,439,400   $  376,303,200
  The Black & Decker Corporation (c)                 8,267,000      344,113,875
  H&R Block, Inc. (c)                                7,665,800      317,172,475
  Polaroid Corporation (c)                           4,552,400      111,818,325
  Brunswick Corporation (c)                          7,280,800       94,195,350
  Fortune Brands, Inc.                               2,746,800       81,373,950
  Juno Lighting, Inc. (c)                            1,085,000       24,276,875
  First Brands Corporation                           1,070,400       23,348,100
  GC Companies, Inc. (a)(c)                            397,000       15,334,125
                                                                 --------------
                                                                  1,387,936,275

BANKS & THRIFTS--14.0%
  Banc One Corporation                               8,800,548   $  375,123,359
  Washington Mutual, Inc.                           10,100,000      340,875,000
  Mellon Bank Corporation                            4,540,500      250,011,281
                                                                 --------------
                                                                    966,009,640

INSURANCE--1.3%
  Old Republic International Corporation             4,122,930   $   92,765,925

PUBLISHING--4.8%
  Knight-Ridder, Inc. (c)                            6,929,400   $  308,358,300
  R. H. Donnelley Corporation (c)                    2,098,260       25,965,967
                                                                 --------------
                                                                    334,324,267

INFORMATION SERVICES--5.6%
  The Dun & Bradstreet Corporation (c)              10,491,300   $  283,265,100
  ACNielsen Corporation (c)                          4,764,000      105,999,000
                                                                 --------------
                                                                    389,264,100

COMPUTER SERVICES--2.2%
  Electronic Data Systems Corporation                4,588,000   $  152,264,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.                 THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--88.5% (CONT.)

MEDICAL CENTERS--3.9%
  Columbia/HCA Healthcare Corporation               13,601,000   $  272,870,063

MEDICAL PRODUCTS--0.9%
  Sybron International Corporation (a)               3,135,600   $   59,968,350

AUTOMOTIVE--0.5%
  SPX Corporation (a)(c)                               875,200   $   36,156,700

AEROSPACE & DEFENSE--9.1%
  Lockheed Martin Corporation                        3,625,000   $  365,445,312
  The Boeing Company                                 7,599,400      260,754,413
                                                                 --------------
                                                                    626,199,725

MACHINERY & INDUSTRIAL PROCESSING--2.5%
  Eaton Corporation                                  2,721,100   $  170,578,956

FORESTRY PRODUCTS--0.1%
  Fort James Corporation                               237,200   $    7,783,125

MINING--1.2%
  DeBeers Centenary AG (b)                           6,546,000   $   82,234,125

OTHER INDUSTRIAL GOODS & SERVICES--0.7%
  Bandag Incorporated, Class A                       1,104,100   $   34,227,100
  The Geon Company                                     971,600       17,245,900
                                                                 --------------
                                                                     51,473,000

  TOTAL COMMON STOCKS (COST: $5,810,888,085)                      6,125,554,051

SHORT TERM INVESTMENTS--11.0%

GOVERNMENT AND AGENCY SECURITIES--1.4%

U.S. GOVERNMENT BILLS--1.4%
  United States Treasury Bills, 4.29%-5.15%
     due 10/15/1998-1/14/1999                     $100,000,000   $   99,199,666
                                                                 --------------
  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $99,146,486)         99,199,666

8
THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--11.0% (CONT.)

COMMERCIAL PAPER--7.4%
  American Express Credit Corp., 5.27%-5.55%
     due 10/1/1998-10/14/1998                     $180,000,000   $  180,000,000
  Ford Motor Credit Corp., 5.40%-5.55% due
     10/1/1998-10/9/1998                           160,000,000      160,000,000
  General Electric Capital Corporation,
     5.45%-5.70% due 10/1/1998-10/5/1998           170,000,000      170,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $510,000,000)                       510,000,000

REPURCHASE AGREEMENTS--2.2%
  State Street Repurchase Agreement, 5.30%
     due 10/1/1998                                $153,865,000   $  153,865,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $153,865,000)                  153,865,000

  TOTAL SHORT TERM INVESTMENTS (COST: $763,011,486)                 763,064,666

  Total Investments (Cost $6,573,899,571)--99.5% (d)             $6,888,618,717
  Other Assets In Excess Of Other Liabilities--0.5%                  35,339,165
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $6,923,957,882
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents an American Depository Receipt.
          (c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (d) At September 30, 1998, net unrealized appreciation of $314,719,146, for federal income tax purposes consisted of gross unrealized appreciation of $1,142,918,937 and gross unrealized depreciation of $828,199,791.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.                 THE OAKMARK FUND

 THE OAKMARK SELECT FUND

       REPORT FROM BILL NYGREN, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT
(9/30/98) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            THE OAKMARK
            SELECT FUND     S & P 500
10/96             $10,000      $10,000
1/97              $12,500      $11,202
4/97              $12,250      $11,470
7/97              $15,290      $13,721
9/97              $16,340      $13,659
12/97             $17,704      $14,053
3/98              $20,078      $16,021
6/98              $20,462      $16,551
9/98              $16,936      $14,904

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                       THROUGH 9/30/98
                                TOTAL RETURN         FROM FUND INCEPTION
9/30/98 NAV $16.76               LAST 3 MOS.               11/1/96
------------------------------------------------------------------------------
THE OAKMARK SELECT FUND              -17.2%                   31.7%
Standard & Poor's 500 Stock
  Index w/inc**                      -10.0%                   23.2%
Standard & Poor's MidCap 400
  Index w/ inc**                     -14.5%                   14.7%
Value Line Composite Index**         -19.6%                    3.8%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

For fiscal 1998, The Oakmark Select Fund increased in value by 3.6%. That performance looks especially good versus the 6.3% decline in the S&P MidCap 400. In fact, your fund outperformed 98% of the other funds classified by Morningstar as midcap value funds. Continued strong performance by our cable TV holdings, especially our largest holding Cablevision

Systems, was the main contributor to these results. Unlike the full year, the fourth quarter was disappointing as the fund's decline exceeded the drop in the Index. Although the fund declined less from the July 20 peak than did the MidCap Index, (16.0% vs. 18.2%), we weren't able to overcome the loss that occurred in the first week of the quarter when US Industries reported disappointing results.

Our equity weighting at the end of the quarter, 88.3%, was slightly below the 90% level that I've indicated would normally be our minimum. This situation was created by an unusual combination of events on the last two days of the quarter including new money coming into the fund, a sharp down market and a tactical decision to defer purchasing a new position. You should view the current cash position as extremely unusual and very temporary (it will likely be back to normal by the time you receive this!). We have no ability to predict the market level, and because of that, we don't use cash as a market timing tool.

Declines in individual stock prices this quarter seemed to have little correlation with underlying business value. Because of that, your fund had more turnover than usual as we opportunistically took steps to improve the portfolio. As always, we look for transactions that maximize the portfolio's undervaluation and our confidence in that undervaluation. In addition, we strive to make portfolio changes as tax-efficiently as possible. I think the portfolio today is unusually attractive relative to other stock market opportunities. The S&P 500 at September 30 sold at about 23 times estimated 1999 earnings. Excluding our two cable TV holdings (which aren't valued on a P/E basis), The Oakmark Select Fund had a weighted average P/E on 1999 estimates of 11.5 times. Look at the quality

10
THE OAKMARK SELECT FUND

 ........................................................................

companies we own and I believe you will agree that a 50% discount to the market P/E is excessive. This inexpensive valuation should allow us to continue toward our goal of exceptional long-term performance.

HOW BIG IS TOO BIG?
By far the most frequently asked question in your e-mails is: "When should The Oakmark Select Fund close?" The topic of optimal fund size has received a great deal of attention this year thanks largely to the excellent work John Bogle, Jr. of Numeric Investors did explaining why his funds closed. Unfortunately, it seems his conclusion--close the funds--has received much more press than has his well-articulated rationale. I'd like to look at that rationale and see how it applies to The Oakmark Select Fund.

Intuitively, we all know that there are limits to how much money can be effectively managed with any investment strategy that attempts to perform better than the overall market. As assets under management grow, the number of investments goes up, each position size increases and the cost to enter and exit each position also goes up. What Mr. Bogle did was to measure the reduction in his return caused by price movements his own trading created. By quantifying those costs, Mr. Bogle found that his investment approach maximized expected excess return with just $350 million under management.

What can we learn from his analysis? Most important, because trading costs are the key issue, capacity is constrained by trading volume, not assets under management. Since different investment styles require different levels of trading, they have different capacity. Mr. Bogle identifies three variables that determine a fund's trading cost: the average holding period, the amount of a company being purchased and, lastly, the role stock price momentum plays in the stock selection process. His style, short holding periods for small cap companies that show positive price momentum, has very limited capacity. At the other extreme, a contrarian approach of buying and holding very large companies would have nearly limitless capacity.

How does The Oakmark Select Fund compare? Mr. Bogle's average holding is an $800 million market cap company that he holds for four months. Our average market cap today is about $4 billion and our turnover implies a three-year holding period. Per dollar in the fund, he trades nine times as often as we do and is buying companies that are about 20% as large as ours. By multiplication, our Fund could handle 45 times more assets. Further, costs per trade are much higher for strategies that wait for positive price action before a stock is purchased. While our approach is indifferent to stock price momentum, generally our buy targets are hit when a stock is unloved, and our sell targets hit when the stock is quite popular. Because our trades often go against the trend, our market impact is typically much less significant.

Capacity for The Oakmark Select Fund, as measured purely by trading costs, would be a very large number. In fact, we have imposed a much tighter constraint. We have said that the fund will generally hold twenty or fewer positions and we want the ability to make meaningful investments in midcap companies when we feel they are attractively priced. The midcap universe today is commonly defined to have an average market cap of about $3 billion (that definition was created when stock prices were much lower, and I think it should now be well above $3 billion). To invest 5% of the fund's assets without owning more than 5% of an average midcap company, our assets could not be greater than the size of that average company.

What benefits do current shareholders receive from allowing assets to increase? The most significant benefit is increased tax-efficiency. Because of our long-term holding periods, our gains are normally not only deferred, but also taxed at lower long-term rates. A growing fund gets additional tax benefits. First, some realized gains are avoided because position sizes can be reduced by simply allowing new money to dilute these positions. In a closed fund, it would require a sale, which would generate a taxable gain. Second, both realized and unrealized taxable gains are shared with the new investors even though they didn't benefit from them. The flip side of the argument, that it may be unwise to buy into a fund with a large unrealized gain, is that existing investors have their per-share taxable gains reduced.

So, if The Oakmark Select Fund becomes larger than an average midcap stock, we don't develop a large unrealized gain, and we haven't addressed closing, send me e-mails reminding me of this letter. Until then, we welcome new investors because we believe we all benefit from their joining us. Thank you for your continued support.

       [SIGNATURE]

WILLIAM C. NYGREN

Portfolio Manager
bnygren@oakmark.com

October 1, 1998

                                                         THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--88.3%

RETAIL--8.2%
  Gucci Group (b)                                    2,787,900   $  100,712,887

OTHER CONSUMER GOODS & SERVICES--5.8%
  Host Marriott Corporation (a)                      3,260,900   $   41,372,669
  Ralston Purina Group                               1,016,400       29,729,700
                                                                 --------------
                                                                     71,102,369

BANKS & THRIFTS--8.0%
  Washington Mutual, Inc.                            1,725,000   $   58,218,750
  People's Bank of Bridgeport, Connecticut           1,642,600       40,243,700
                                                                 --------------
                                                                     98,462,450

INSURANCE--8.2%
  PartnerRe Ltd. (c)                                 2,522,600   $  101,061,662

BROADCASTING & CABLE TV--13.8%
  Cablevision Systems Corporation, Class A
     (a)                                             3,930,200   $  169,735,512

TV PROGRAMMING--4.4%
  Tele-Communications, Liberty Media, Class A
     (a)                                             1,453,550   $   53,327,116

INFORMATION SERVICES--4.0%
  The Dun & Bradstreet Corporation                   1,818,600   $   49,102,200

COMPUTER SERVICES--7.2%
  First Data Corporation                             1,900,000   $   44,650,000
  Electronic Data Systems Corporation                1,310,900       43,505,494
                                                                 --------------
                                                                     88,155,494

MEDICAL PRODUCTS--6.0%
  Amgen, Inc. (a)                                      975,000   $   73,673,438

BUILDING MATERIALS & CONSTRUCTION--9.7%
  USG Corporation (d)                                2,740,800   $  118,539,600

OTHER INDUSTRIAL GOODS & SERVICES--3.8%
  Premark International, Inc.                        1,678,800   $   47,111,325

DIVERSIFIED CONGLOMERATES--9.2%
  U.S. Industries, Inc. (d)                          7,514,000   $  113,179,625

  TOTAL COMMON STOCKS (COST: $1,075,412,040)                      1,084,163,678

12
THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--12.0%

GOVERNMENT AND AGENCY SECURITIES--3.2%

U.S. GOVERNMENT BILLS--3.2%
  United States Treasury Bills, 4.29%-5.07%
     due 10/8/1998-1/14/1999                       $40,000,000   $   39,709,859
                                                                 --------------
  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $39,688,587)         39,709,859

COMMERCIAL PAPER--6.1%
  American Express Credit Corp., 5.27%-5.55%
     due 10/1/1998-10/9/1998                       $25,000,000   $   25,000,000
  Ford Motor Credit Corp., 5.30%-5.53% due
     10/1/1998-10/7/1998                            20,000,000       20,000,000
  General Electric Capital Corporation, 5.70%
     due 10/1/1998                                  30,000,000       30,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $75,000,000)                         75,000,000

REPURCHASE AGREEMENTS--2.7%
  State Street Repurchase Agreement, 5.30%
     due 10/1/1998                                 $32,399,000   $   32,399,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $32,399,000)                    32,399,000

  TOTAL SHORT TERM INVESTMENTS (COST: $147,087,587)                 147,108,859

  Total Investments (Cost $1,222,499,627)--100.3% (e)            $1,231,272,537
  Other Liabilities In Excess Of Other Assets--(0.3)%                (3,378,151)
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $1,227,894,386
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents an American Depository Receipt.
          (c) Represents foreign domiciled corporation.
          (d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (e) At September 30, 1998, net unrealized appreciation of $8,772,910, for federal income tax purposes consisted of gross unrealized appreciation of $155,507,575 and gross unrealized depreciation of $146,734,665.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.          THE OAKMARK SELECT FUND

 THE OAKMARK SMALL CAP FUND

       REPORT FROM STEVEN J. REID, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/98) AS COMPARED TO THE RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             THE OAKMARK
            SMALL CAP FUND   RUSSELL 2000
10/95               $10,000        $10,000
1/96                $10,180        $10,684
4/96                $12,180        $11,841
7/96                $11,830        $10,772
10/96               $13,190        $11,661
1/97                $15,180        $12,708
4/97                $15,170        $11,848
7/97                $18,730        $14,369
9/97                $20,340        $15,774
12/97               $20,290        $15,245
3/98                $21,732        $16,779
6/98                $20,467        $15,997
9/98                $14,976        $12,774

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                       THROUGH 9/30/98
                                TOTAL RETURN         FROM FUND INCEPTION
9/30/98 NAV $12.63               LAST 3 MOS.               11/1/95
------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND           -26.8%                   14.9%
Lipper Small Cap Fund Index**        -21.4%                    5.0%
Russell 2000 w/ inc**                -20.2%                    8.8%
S&P Small Cap 600 w/inc**            -20.9%                   10.9%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.

Fortunately, The Oakmark Small Cap Fund's fiscal year ended on September 30, 1998. Results for the fourth quarter and the fiscal year were very disappointing. The shares of small cap companies have not performed well this year and continue to trail the broad market. Unfortunately, The Oakmark Small Cap Fund's results lagged the relevant small cap indices.

"It was the worst of times, it was the best of times." SJR, PM.

Small cap stocks have been through a very difficult period. It is not uncommon to see a company's shares trading at prices that are down 30% or more from their annual highs. Nor, is it uncommon to see a company's shares trading at prices that represent their annual lows. The indices that measure the performance of the shares of small cap stocks have underperformed the broad market indices for years. The question I am frequently asked is: "When will small caps start to do well again?" I honestly don't know the answer. I don't think we will really know the answer until we can clearly see it in the rear view mirror three to six months after it has happened. Robert McGough of the Wall Street Journal wrote in a recent article: "Predictions of the revival of small-company stocks have been coming about as regularly as Elvis sightings--and so far have had about as much substance too." Leaving predictions to the gurus and pundits, our focus should be on where we are now.

I believe we are in the midst of the mutated Dickens quote from above. While there is no doubt that there are some very unsettling events occurring across the globe, we need to look beyond the headlines. As investors, we need to be forward looking. The underperformance of the shares of small cap companies is an opportunity. Historically, small cap stocks have traded at price earnings (P/E) ratios that are greater than those of large cap stocks. Very rarely do small cap stocks trade at a P/E ratio equal to or less than large cap stocks. Right now is one of

14
THE OAKMARK SMALL CAP FUND

 ........................................................................

those rare occasions where small cap stocks are cheaper than large cap stocks. In fact, we are able to buy small cap stocks that are trading at P/E multiples that are less than ten times earnings, which is less than half the small or large cap P/E multiple. Our experience has been that remaining patient and consistent with our investment philosophy will be rewarded.

REDEMPTIONS, DISTRIBUTIONS, AND RE-OPENING

One year ago, the total assets of The Oakmark Small Cap Fund were over $1.5 billion. At the end of this past fiscal year total assets are over $600 million. Although it feels like we lost about $900 million, we did not. In fact, net redemptions, the amount shareholders take out of the Fund less the amount they put into the Fund, amounted to over $600 million of the change in assets. What is the effect of redemptions on the Fund? There are several that stand out. First, redemptions require the Fund to sell portfolio securities in order to make payments to shareholders who have elected to redeem their shares of the Fund. Essentially, the Fund was selling solely to create liquidity for redemptions, not because these investments had met our investment targets. The second effect, although not quantifiable, is the effect forced selling of our investments has on the share prices of these companies.

There are several unavoidable events in life--they include death, taxes, and mutual fund distributions. The Internal Revenue Service requires that mutual funds annually distribute to shareholders any income and realized capital gains. Since the Fund's inception, there has been relatively low turnover and hence very little realized gain distributed to shareholders. Unfortunately, another significant effect of net redemptions after the portfolio has appreciated is that they force the Fund to realize a significant amount of gains. Those gains, which were all long-term, were distributed to shareholders in early August. We anticipate that any additional distribution will be minimal. It is also worth noting that the Fund currently is carrying a fairly significant unrealized loss in the portfolio. Hence, going forward we should be in a fairly benign tax position.

Investors' disinterest in small cap stocks has reduced the level of competition for both the sourcing and purchasing of new investments for the Fund. During the quarter we added five new companies to the portfolio. These companies are all close to their annual lows and between thirty and seventy percent below their annual highs. In order to take advantage of the opportunities we were seeing in the marketplace, the Fund "re-opened" to new investors at the beginning of September. This has helped stem the level of redemptions, mitigating the adverse effects noted above. We believe that new shareholders, as well as existing shareholders, own the Fund for the right reasons...meaning that they want exposure to small cap value stocks and are intrigued by the long-term opportunities available to us. In the future, should the level of inflows be too large or our opportunities to prudently invest the money not be available, we will take the appropriate action.

Once again, I would like to thank everyone involved, especially our shareholders, for your support of The Oakmark Small Cap Fund.

      [SIGNATURE]

STEVEN J. REID

Portfolio Manager
sreid@oakmark.com

October 6, 1998

                                                      THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--91.9%

FOOD & BEVERAGE--11.2%
  Ralcorp Holdings, Inc. (a)(b)                      1,750,000   $   24,500,000
  Triarc Companies, Inc. (a)(b)                      1,250,000       19,453,125
  Vlasic Foods International Inc. (a)                  500,000        9,343,750
  International Multifoods Corporation                 500,000        8,218,750
  M & F Worldwide Corp. (a)                            750,000        7,453,125
                                                                 --------------
                                                                     68,968,750

RETAIL--3.7%
  Department 56, Inc. (a)                              520,000   $   14,040,000
  Ugly Duckling Corporation (a)(b)                   1,676,200        8,695,288
                                                                 --------------
                                                                     22,735,288

OTHER CONSUMER GOODS & SERVICES--13.0%
  First Brands Corporation                           1,250,000   $   27,265,625
  Scotsman Industries, Inc. (b)                        983,000       22,240,375
  Libbey, Inc.                                         420,500       12,404,750
  Barry (R.G.) Corporation (a)(b)                      849,100       11,781,262
  P.H. Glatfelter Company                              500,000        6,531,250
                                                                 --------------
                                                                     80,223,262

BANKS & THRIFTS--11.5%
  People's Bank of Bridgeport, Connecticut           2,000,000   $   49,000,000
  BankAtlantic Bancorp, Inc., Class A                1,000,001        7,187,507
  Northwest Bancorp Inc.                               550,000        5,637,500
  Niagara Bancorp Inc. (a)                             400,000        3,925,000
  PennFed Financial Services, Inc.                     260,000        3,445,000
  Finger Lakes Financial Corp. (b)                     188,000        2,068,000
                                                                 --------------
                                                                     71,263,007

INSURANCE--2.3%
  Financial Security Assurance Holdings Ltd.           292,600   $   14,264,250

OTHER FINANCIAL--5.5%
  ARM Financial Group, Inc., Class A                 1,000,000   $   17,750,000
  Duff & Phelps Credit Rating Co. (b)                  350,000       16,121,875
                                                                 --------------
                                                                     33,871,875

BROADCASTING & CABLE TV--6.8%
  Cablevision Systems Corporation, Class A
     (a)                                               689,800   $   29,790,737
  Ascent Entertainment Group, Inc. (a)(b)            1,500,000       12,000,000
                                                                 --------------
                                                                     41,790,737

TELECOMMUNICATIONS--0.9%
  ROHN Industries, Inc. (b)                          3,000,000   $    5,812,500

COMPUTER SERVICES--1.5%
  Symantec Corporation (a)                             725,000   $    9,560,938

16
THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--91.9% (CONT.)

AUTOMOTIVE--7.9%
  SPX Corporation (a)                                  500,000   $   20,656,250
  Stoneridge, Inc. (a)                               1,000,000       16,187,500
  Standard Motor Products, Inc.                        500,000       12,187,500
                                                                 --------------
                                                                     49,031,250

TRANSPORTATION SERVICES--2.7%
  Teekay Shipping Corporation (c)                      900,000   $   16,368,750

MACHINERY & INDUSTRIAL PROCESSING--1.9%
  Northwest Pipe Company (a)(b)                        500,000   $    9,250,000
  The Carbide/Graphite Group, Inc. (a)                 240,000        2,670,000
                                                                 --------------
                                                                     11,920,000

FORESTRY PRODUCTS--0.8%
  Schweitzer-Mauduit International, Inc.               216,500   $    4,708,875

OTHER INDUSTRIAL GOODS & SERVICES--10.3%
  Ferro Corporation                                    900,000   $   17,887,500
  Columbus McKinnon Corporation (b)                    900,000       17,325,000
  MagneTek, Inc. (a)                                 1,500,000       16,406,250
  H.B. Fuller Company                                  200,000        7,575,000
  Binks Sames Corporation (b)                          275,000        4,675,000
                                                                 --------------
                                                                     63,868,750

COMMERCIAL REAL ESTATE--4.1%
  Catellus Development Corporation (a)               1,500,000   $   19,500,000
  Prime Hospitality Corp.                              800,000        5,600,000
                                                                 --------------
                                                                     25,100,000

DIVERSIFIED CONGLOMERATES--7.8%
  U.S. Industries, Inc.                              3,200,000   $   48,200,000

  TOTAL COMMON STOCKS (COST: $633,782,649)                          567,688,232

SHORT TERM INVESTMENTS--7.8%

COMMERCIAL PAPER--5.6%
  American Express Credit Corp., 5.27%-5.55%
     due 10/1/1998-10/6/1998                       $15,000,000   $   15,000,000
  Ford Motor Credit Corp., 5.40% due
     10/2/1998                                       5,000,000        5,000,000
  General Electric Capital Corporation, 5.70%
     due 10/1/1998                                  15,000,000       15,000,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $35,000,000)                         35,000,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.       THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--2.2%
  State Street Repurchase Agreement, 5.30%
     due 10/1/1998                                 $13,543,000   $   13,543,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $13,543,000)                    13,543,000

  TOTAL SHORT TERM INVESTMENTS (COST: $48,543,000)                   48,543,000

  Total Investments (Cost $682,325,649)--99.7% (d)               $  616,231,232
  Other Assets In Excess Of Other Liabilities--0.3%                   1,763,530
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $  617,994,762
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (c) Represents foreign domiciled corporation.
          (d) At September 30, 1998, net unrealized depreciation of $66,094,417, for federal income tax purposes consisted of gross unrealized appreciation of $47,329,047 and gross unrealized depreciation of $113,423,464.

18
THE OAKMARK SMALL CAP FUND       SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 THE OAKMARK EQUITY AND INCOME FUND

       REPORT FROM CLYDE S. MCGREGOR, PORTFOLIO MANAGER
        ........................................................................

                  [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/98) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                THE OAKMARK        LIPPER BALANCED
            EQUITY & INCOME FUND      FUND INDEX
10/95                     $10,000           $10,000
1/96                      $10,290           $10,662
4/96                      $10,630           $10,778
7/96                      $10,660           $10,665
10/96                     $11,290           $11,449
1/97                      $12,255           $12,197
4/97                      $12,429           $12,244
7/97                      $14,289           $13,909
9/97                      $14,810           $14,005
12/97                     $14,941           $14,243
3/98                      $16,233           $15,370
6/98                      $16,320           $15,599
9/98                      $15,191           $14,701

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                       THROUGH 9/30/98
                                TOTAL RETURN         FROM FUND INCEPTION
9/30/98 NAV $13.99               LAST 3 MOS.               11/1/95
------------------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME
  FUND                                -6.9%                   15.4%
Lipper Balanced Fund Index**          -5.8%                   14.1%
Lehman Govt./ Corp. Bond**             5.0%                    8.6%
S&P 500 w/ inc**                     -10.0%                   23.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

THE SUMMER OF OUR DISCONTENT

Last quarter saw the end of two wonderful streaks: Cal Ripken Jr.'s record for consecutive baseball games and the Equity and Income Fund's heretofore unblemished record of positive return quarters. Time and volatile markets made it inevitable that these streaks would end, but both are regrettable developments. Investor confidence seemed to evaporate worldwide during the summer, and the resulting "flight to liquidity" proved quite painful for some of our mid-cap equity holdings. The portfolio's fixed income position did its part to buffer volatility, however, earning a positive total return of 4.6%.

It is important to remember that the market prices on businesses are far more volatile than the intrinsic values of those businesses. None of the Fund's holdings announced a loss, fraud, or dividend cut during the quarter. Some bought back their shares, others announced new repurchase authorizations, and most saw high levels of share purchases by their own management and directors. In all cases management has been and is now working hard to increase the value per share of their business.

In keeping with these deflationary times, the stock market has declared a clearance sale on most issues. At The Oakmark Family of Funds, we own pieces of businesses that the stock market has allowed us to purchase for less than their intrinsic value. We believe that the opportunities which the summer's selloff has created will prove to be the foundation of future investment returns.

THE STRENGTH OF THE (FIXED INCOME) STRATEGY
While the stock market's difficulties have gotten most of the press recently, times have also been very tough in the corporate bond market. Risk premiums for corporate bonds have widened dramatically over the last six months, in part because of the well-publicized problems of a major hedge fund.

                                              THE OAKMARK EQUITY AND INCOME FUND

 ........................................................................

Since the Fund's inception, my strategy in fixed income investing has been to maintain a "quality barbell" of at least 25% in US Treasury notes augmented with high yield investments developed as byproducts of our equity work. I have avoided investment grade corporate debt because the spreads versus Treasury notes were inadequate for all but the most perfect environment. Now that the world is seen as a risky place again, spreads have expanded to more typical levels.

How has the strategy worked out in this period of transition from "all news is good news" to "all news is bad news?" Splendidly. Returns on the Fund's fixed income position were positive in every month of fiscal 1998. This outcome resulted in part because I let the percentage allocation for high yield issues diminish during the year. The one area of increased commitment has been preferred stocks, specifically trust preferreds (discussed in my August 1997 report). I am pleased to report that all of the Trust preferreds achieved a positive return in fiscal 1998 despite unfavorable market conditions.

In closing this section, I will note that should current trends continue, I might have the opportunity to add investment grade issues to the portfolio. I am not opposed to higher graded bonds; I am opposed to overpaying for them.

MIGHTY OAKS AWARDS
With the close of the fiscal year it is time to issue the Mighty Oaks Awards. The awards recognize the stock and fixed income investments which achieve the highest rates of return. Though 1998 proved to be a difficult year, several issues did make large contributions to the Fund. While two-time award winner Bill Nygren (of Oakmark Select) made a strong showing in the equity category with Liberty Media (up 84%), he lost out to analyst Jim Benson who scored a 110% return from Lexmark International.

Clients often ask us why our portfolios do not have representation in the technology sector. The answer to this question derives from our investment philosophy. Before we invest in a company's stock, we ask whether we would be willing to own the entire company at the current price if we could never sell shares again. Put differently, could we live off the cash flows that the business produces if we paid today's price for the entire company? Leading edge technology companies pose a great problem for our philosophy because of the risk of obsolescence. We are, happy, however, to own companies that turn technological innovation to their advantage.

Lexmark International is such a company. Originally the division of IBM which made Selectric typewriters, Lexmark is now the second largest manufacturer of printers. The business economics fit the razor/razor blade model. Lexmark's profits from printers are small, but the company achieves high margins on associated supplies (e.g. ink cartridges).

Jim recommended Lexmark for the Fund in May 1997, when the stock had dipped on earnings and product worries. Part of what we do as value investors is to position our portfolios to benefit from unexpected good fortune, and Lexmark exemplifies this effort. Shortly after we purchased the stock, the company introduced new products that were well received. And, the company's free cash flow proved to be strong enough to support a significant share repurchase. Congratulations to Jim for this wonderful recommendation.

This year's fixed income winner is Harris Associates' fixed income analyst, Chris Pilat. Chris advised that I extend the duration of the fixed income portfolio but keep overall quality high. The Fund's 7-year Treasury notes returned 18% for the twelve months, 4% more than the Fund's highest-returning high yield issue. Thanks, Chris, for pushing me out further on the yield curve.

THANKS
As the Fund nears its third anniversary, I would be remiss not to thank long term shareholders for their support. The consistency and interest of the Fund's shareholders has been most helpful. Please feel free to e-mail me with your comments, questions or ideas for quarterly reports.

        [SIGNATURE]

CLYDE S. MCGREGOR

Portfolio Manager
mcgregor@oakmark.com

October 9, 1998

20
THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998
 ........................................................................

                                                   SHARES HELD     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--57.4%

OFFICE EQUIPMENT--3.1%
  Lexmark International Group, Inc., Class A
     (a)                                                26,000   $   1,802,125

OTHER CONSUMER GOODS & SERVICES--6.4%
  Juno Lighting, Inc.                                   76,300   $   1,707,213
  H&R Block, Inc.                                       33,000       1,365,375
  National Presto Industries, Inc.                      17,000         637,500
                                                                 --------------
                                                                     3,710,088

BANKS & THRIFTS--4.7%
  Washington Mutual, Inc.                               50,000   $   1,687,500
  Banc One Corporation                                  23,674       1,009,104
                                                                 --------------
                                                                     2,696,604

INSURANCE--4.2%
  PartnerRe Ltd. (b)                                    32,500   $   1,302,031
  Old Republic International Corporation                49,500       1,113,750
                                                                 --------------
                                                                     2,415,781

TV PROGRAMMING--3.4%
  Tele-Communications, Liberty Media, Class A
     (a)                                                52,800   $   1,937,100

PUBLISHING--1.5%
  Lee Enterprises, Inc.                                 33,900   $     879,281

INFORMATION SERVICES--3.3%
  The Dun & Bradstreet Corporation                      70,000   $   1,890,000

COMPUTER SERVICES--5.8%
  First Data Corporation                                80,000   $   1,880,000
  Electronic Data Systems Corporation                   45,000       1,493,438
                                                                 --------------
                                                                     3,373,438

DATA STORAGE--4.0%
  Imation Corp. (a)                                    125,000   $   2,312,500

MEDICAL PRODUCTS--3.1%
  Sybron International Corporation (a)                  93,000   $   1,778,625

AUTOMOTIVE--6.5%
  Chrysler Corporation                                  42,000   $   2,010,750
  Lear Corporation (a)                                  40,000       1,750,000
                                                                 --------------
                                                                     3,760,750

OTHER INDUSTRIAL GOODS & SERVICES--2.7%
  Premark International, Inc.                           56,500   $   1,585,531

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.    THE OAKMARK EQUITY AND INCOME
                                                                            FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                                  SHARES HELD/
                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS--57.4% (CONT.)

COMMERCIAL REAL ESTATE--6.2%
  Amli Residential Properties Trust                     90,000   $   1,918,125
  Catellus Development Corporation (a)                 127,728       1,660,464
                                                                 --------------
                                                                     3,578,589

DIVERSIFIED CONGLOMERATES--2.5%
  U.S. Industries, Inc.                                 94,000   $   1,415,875

  TOTAL COMMON STOCKS (COST: $30,820,268)                           33,136,287

FIXED INCOME--33.7%

PREFERRED STOCK--5.1%

BANKS & THRIFTS--5.1%
  BBC Capital Trust I, Preferred, 9.50%                 28,000   $     714,000
  Pennfed Capital Trust, Preferred, 8.90%               27,500         687,500
  PennFirst Capital Trust 1, Preferred,
     8.625%                                             70,000         673,750
  RBI Capital Trust I, Preferred, 9.10%                 42,500         430,312
  Fidelity Capital Trust I, Preferred, 8.375%           43,500         424,125
                                                                 --------------
                                                                     2,929,687
  TOTAL PREFERRED STOCK (COST: $2,970,738)                           2,929,687

CORPORATE BONDS--2.4%

AEROSPACE & AUTOMOTIVE--0.3%
  Coltec Industries, Inc., 9.75% due 4/1/2000         $150,000   $     157,687
  Coltec Industries, Inc., 9.75% due
     11/1/1999                                          25,000          26,188
                                                                 --------------
                                                                       183,875

BUILDING MATERIALS & CONSTRUCTION--0.3%
  USG Corporation, 9.25% due 9/15/2001,
     Senior Notes Series B                             150,000   $     160,313

UTILITIES--0.3%
  Midland Funding Corporation, 11.75% due
     7/23/2005                                         150,000   $     173,438

OTHER INDUSTRIAL GOODS & SERVICES--1.5%
  Scotsman Industries, Inc., 8.625% due
     12/15/2007, Senior Subordinated Note              565,000   $     560,762
  UCAR Global Enterprises Inc., 12.00% due
     1/15/2005, Senior Subordinated Note               300,000         304,500
                                                                 --------------
                                                                       865,262

  TOTAL CORPORATE BONDS (COST: $1,395,124)                           1,382,888

22
THE OAKMARK EQUITY AND INCOME FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                               PRINCIPAL VALUE     MARKET VALUE
-------------------------------------------------------------------------------
FIXED INCOME--33.7% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--26.2%

U.S. GOVERNMENT BONDS--25.7%
  United States Treasury Notes, 7.875% due
     11/15/2004                                     $6,000,000   $   7,107,720
  United States Treasury Notes, 7.50% due
     5/15/2002                                       6,000,000       6,616,140
  United States Treasury Notes, 6.25% due
     2/15/2007                                       1,000,000       1,122,490
                                                                 --------------
                                                                    14,846,350

U.S. GOVERNMENT AGENCIES--0.5%
  Federal Home Loan Bank, 6.405% due
     4/10/2001, Consolidated Bond                      300,000   $     311,895

  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $14,288,633)        15,158,245

  TOTAL FIXED INCOME (COST: $18,654,495)                            19,470,820

SHORT TERM INVESTMENTS--8.5%

COMMERCIAL PAPER--6.1%
  American Express Credit Corp., 5.27% due
     10/5/1998                                        $500,000   $     500,000
  Ford Motor Credit Corp., 5.55% due
     10/1/1998                                       1,500,000       1,500,000
  General Electric Capital Corporation, 5.70%
     due 10/1/1998                                   1,500,000       1,500,000
                                                                 --------------
  TOTAL COMMERCIAL PAPER (COST: $3,500,000)                          3,500,000

REPURCHASE AGREEMENTS--2.4%
  State Street Repurchase Agreement, 5.30%
     due 10/1/1998                                  $1,390,000   $   1,390,000
                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $1,390,000)                     1,390,000

  TOTAL SHORT TERM INVESTMENTS (COST: $4,890,000)                    4,890,000

  Total Investments (Cost $54,364,763)--99.6% (c)                $  57,497,107
  Other Assets In Excess Of Other Liabilities--0.4%                    248,748
                                                                 --------------

  TOTAL NET ASSETS--100%                                         $  57,745,855
                                                                 --------------
                                                                 --------------

          (a) Non-income producing security.
          (b) Represents foreign domiciled corporation.
          (c) At September 30, 1998, net unrealized appreciation of $3,132,344, for federal income tax purposes consisted of gross unrealized appreciation of $5,429,008 and gross unrealized depreciation of $2,296,664.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.    THE OAKMARK EQUITY AND INCOME
                                                                            FUND

 THE OAKMARK INTERNATIONAL FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO
PRESENT (9/30/98) COMPARED TO THE MORGAN STANLEY
WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              THE OAKMARK      M.S. WORLD EX
           INTERNATIONAL FUND    U.S. INDEX
9/92                  $10,000         $10,000
10/92                  $9,800          $9,505
1/93                  $10,833          $9,621
4/93                  $12,105         $11,764
7/93                  $12,608         $12,233
10/93                 $14,454         $12,981
1/94                  $16,488         $13,786
4/94                  $15,382         $13,664
7/94                  $15,195         $13,899
10/94                 $15,122         $14,265
1/95                  $13,698         $13,124
4/95                  $14,399         $14,437
7/95                  $15,507         $14,911
10/95                 $14,659         $14,248
1/96                  $16,248         $15,312
4/96                  $18,162         $16,144
7/96                  $17,635         $15,471
10/96                 $18,310         $15,843
1/97                  $19,909         $15,761
4/97                  $21,149         $16,114
7/97                  $22,960         $18,426
9/97                  $23,283         $18,027
12/97                 $20,097         $16,637
3/98                  $22,994         $19,083
6/98                  $20,253         $19,233
9/98                  $16,322         $16,404

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                       THROUGH 9/30/98
                                TOTAL RETURN         FROM FUND INCEPTION
9/30/98 NAV $10.42               LAST 3 MOS.               9/30/92
------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND       -19.4%                    8.5%
Morgan Stanley World ex U.S.
  w/inc.**                           -14.7%                    8.6%
Morgan Stanley EAFE w/ inc**         -14.2%                    8.6%
Lipper Analytical
  International Fund Index**         -15.8%                   10.3%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Index includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,
Disappointingly, your Fund dropped by 19.4% in the third quarter as turmoil in the world equity markets intensified. As you can see by the comparative indices, all were greatly negative with the MS EAFE falling by 14.2% and the Lipper International Fund Index dropping by 15.8%. Virtually no market in the world was unscathed with just two exceptions: Korea, up 11.8% and Thailand up 6.6%.
DON'T LET THE PUNDITS SCARE YOU!
As a result of the sharp drop in share price, the global market gurus are predicting that the gloom and doom will last forever and one should avoid exposure to the world equity markets, especially those in Latin America and Asia. To us, this is just another reason why one should be ADDING to ones positions at these levels. Consider some of their past statements:
"THE USA HAS A SEVERE PROBLEM WITH STRUCTURALLY HIGH INFLATION." This was the mantra of the media economists in the early 1980's. Certainly if you would have believed that conventional wisdom, you would have avoided the bond market thereby missing one of the greatest rallies in history.
"THE USA HAS A SEVERE PROBLEM WITH STRUCTURALLY HIGH UNEMPLOYMENT." This was conventional wisdom of the late 80's/early 90's. Remember Robert Reich? Of course, this statement appears nonsensical now that the United States has the lowest unemployment rate in the developed world.
"WE NEED TO BE MORE LIKE JAPAN AND GERMANY." This consensus began to build in the late 1980's. Even presidential candidate Bill Clinton preached this static opinion along with the pundit choir in the election of 1992. Luckily, we did not become more like them

24
THE OAKMARK INTERNATIONAL FUND

 ........................................................................

because Japan's bubble burst and Germany is struggling with genuinely high structural unemployment. And, remember all of the late 80's fear-mongering over Japanese ownership of USA assets? Popular authors like Michael Crichton and closed-minded politicians believed that, from Rockefeller Center to Nebraska farmland to the Pebble Beach golf club, the entirety of the United States would be bought up by the invincible Japanese. If you believed this and invested in Japanese stocks in the late 80's-early 90's you would be broke! By the way, has anyone seen Lester Thurow lately? In 1992, you couldn't turn on a television set without seeing this most zealous promoter of the Japanese economic model. He has become remarkably scarce over the past few years.

"US DOLLAR HAS LOST ITS RESERVE STATUS. IT IS MOST ASSUREDLY ON ITS WAY TOY50 AND DM1.00." Most tel-economists and media-friendly strategists proclaimed this as the dollar was crashing to new lows in 1995-1996. How wrong they were! The dollar today is at Y120 and DM1.60 and seems to be the world's only safe haven. Again, following the advice of conventional wisdom would have taken a considerable chunk of your net worth.

"ONE SHOULD HAVE AT LEAST 10% OF YOUR PERSONAL NET WORTH IN EMERGING MARKETS. I AM MAXIMUM BULLISH ON CHINA AND ASIA." This was the attitude of the day at the end of 1993 when most emerging markets were up over 50%. Again, more of the same by our global experts who, as you can see, earn their wages by telling you what just happened, amplifying it and assuming the new amplified version will carry on into perpetuity. By the way, long-term shareholders of Oakmark International might remember that we had only 5% of the Fund's assets in Asia at the height of this mania, given the lack of investments that met our value criteria.

AND, HERE ARE TODAY'S SAMPLES...
"THE JAPANESE YEN IS IN TERMINAL DECLINE. EXPECT IT TO DECLINE TO Y200." Maybe...but maybe not. The important thing to note is that for the first time in years we are finding Japanese companies that fit our value criteria and have business formulas designed to succeed regardless of the direction of the Yen.

"EMERGING MARKETS SHOULD BE AVOIDED...THEY ARE JUST TOO RISKY AND VOLATILE." Again, reporting rather than analysis. To us, this sounds like perfect bottom-speak and probably indicates that long-term investors should seriously consider increasing exposure to this asset class.

"FOREIGN STOCKS SHOULD BE AVOIDED...THEY ARE JUST TOO RISKY AND VOLATILE COMPARED TO THE US MARKET." As mentioned above, all of these experts seem to be able to do is to "report" via the rear-view mirror, that is, to tell us what has already happened. Given what has happened in terms of price drops, one should be adding, not cutting international holdings.

"ASIA IS DESTROYED, IT WILL BE YEARS BEFORE IT WILL RECOVER ECONOMICALLY." We don't think the pundits understand Asia at all. Yes, it's tough there and will continue to be for a while. However, the area has numerous fundamental strengths that will prove the pundits wrong: solid physical and intellectual infrastructure, low economy-wide debt levels with high rates of individual savings, extremely flexible regulatory structures, generally a strong work ethic and literacy rates, and an important intangible, a fierce "we can do it" attitude. Investors also must keep in mind that with the unprecedented declines in most of these markets, a great deal of economic instability has already been discounted in the prices they are paying for businesses.

THE OAKMARK WAY...
To us, "pundit speak" is nothing more than distracting, random noise. Instead, we focus on something that is concrete and analyzable: the value of a business. To the greatest extent possible, we try hard to take advantage of the volatility that exists in times like these by buying shares of companies that have become undervalued. We are certain that these conditions are not permanent and that when things appear most bleak, it is usually a good time to invest. However, we also realize this is the time when it is most difficult to remain steadfast as a shareholder. In this regard, it is important for you to hear how extremely excited we are about the composition of The Oakmark International Fund. It is full of quality businesses selling at uniquely low prices. We believe this will eventually move the Fund to a strong future performance. Until this time, we would like to again thank our fellow shareholders for their continued patience.

    [SIGNATURE]

DAVID HERRO

Portfolio Manager
72242.772@compuserve.com

       [SIGNATURE]

MICHAEL WELSH

Portfolio Manager
102521.2142@compuserve.com

October 5, 1998

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 1998
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

% of Fund                                 % of Fund
Net Assets                               Net Assets
Europe              43.8%               Pacific Rim      34.1%
Great Britain       26.0%                     Japan       9.6%
France               9.4%                 Hong Kong       7.4%
Finland              3.5%                 Singapore       7.0%
Italy                2.9%               New Zealand       4.5%
Netherlands          2.0%                     Korea       3.3%
                                          Australia       2.2%
Latin America       16.4%                  Malaysia       0.1%
Brazil               8.5%
Argentina            5.1%
Panama               2.8%

26
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998
 ........................................................................

                                  DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.3%

CONSUMER NON-DURABLES--5.7%
  Fila Holding S.p.A. (Italy),    Athletic Footwear Manufacturing
     (b)(e)                                                                       2,574,800   $   21,885,800
  Citizen Watch Co. (Japan)       Watch Manufacturer and Retailer                 3,166,000       21,438,086
                                                                                              --------------
                                                                                                  43,323,886

FOOD & BEVERAGE--10.1%
  Quilmes Industrial SA           Brewer
     (Argentina), (b)                                                             4,724,300   $   38,680,206
  Pernod Ricard (France)          Manufactures Wines, Spirits, & Fruit              228,579       16,837,894
                                    Juices
  Tate & Lyle PLC (Great          Sugar Producer & Distributor
     Britain)                                                                     2,665,700       14,774,171
  Lotte Chilsung Beverage         Manufacturer of Soft Drinks, Juices, &
     Company (Korea) (e)            Sport Drinks                                    123,000        3,095,452
  Lotte Confectionery Company     Confection Manufacturer
     (Korea)                                                                         65,270        2,933,219
                                                                                              --------------
                                                                                                  76,320,942

HOUSEHOLD PRODUCTS--1.6%
  Amway Japan Limited (Japan)     Marketing of Household Products                 1,630,300   $   11,934,409

RETAIL--1.2%
  Giordano International          East Asian Clothing Retailer &
     Limited (Hong Kong) (e)        Manufacturer                                 69,304,000   $    9,391,028

OTHER CONSUMER GOODS & SERVICES--6.8%
  Canon, Inc. (Japan)             Office and Video Equipment                      1,007,000   $   20,419,383
  Sankyo Company, Ltd. (Japan)    Pachinko Machine Manufacturer                   1,234,800       16,722,520
  Mandarin Oriental               Hotel Management
     International Limited
     (Singapore)                                                                 30,539,000       14,353,330
                                                                                              --------------
                                                                                                  51,495,233

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                  DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.3% (CONT.)

BANKS--8.2%
  Uniao de Bancos Brasileiros     Major Brazilian Bank
     S.A. (Brazil), (c)                                                           1,834,900   $   24,771,150
  Banco Latinoamericano de        Multinational Bank
     Exportaciones, S.A.,
     Class E (Panama), (b)(e)                                                     1,316,500       21,146,282
  United Overseas Bank Ltd.,      Commercial Banking
     Foreign Shares
     (Singapore)                                                                  5,443,000       15,864,668
                                                                                              --------------
                                                                                                  61,782,100

OTHER FINANCIAL--3.4%
  Sedgwick Group plc (Great       Insurance Broker, Financial Services
     Britain)                                                                     7,510,000   $   25,343,973

MARKETING SERVICES--9.5%
  Cordiant Communications         Advertising Services
     Group plc (Great Britain)
     (e)                                                                         21,997,578   $   40,015,927
  Saatchi & Saatchi plc (Great    Advertising Services
     Britain), (e)                                                               17,757,578       31,699,125
                                                                                              --------------
                                                                                                  71,715,052

BROADCASTING & PUBLISHING--5.3%
  Singapore Press Holdings        Newspaper Publisher
     Ltd. (Singapore)                                                             2,740,000   $   22,725,119
  Europe 1 Communication          Television Production
     (France)                                                                        74,020       14,804,529
  Woongjin Publishing Company     Publisher
     (Korea) (e)                                                                    148,410        1,259,204
  South China Morning Post        Newspaper Publisher
     (Holdings) Ltd. (Hong
     Kong)                                                                        3,130,000        1,231,997
                                                                                              --------------
                                                                                                  40,020,849

TELECOMMUNICATIONS--2.8%
  Telesp Participacoes S.A.       Telecommunications
     (Brazil), (a)                                                              401,100,000   $    6,293,357
  Embratel Participacoes S.A.     Telecommunications
     (Brazil), (a)                                                              401,100,000        3,315,855
  SK Telecom Co. Ltd. (Korea)     Telecommunications                                 10,395        3,146,716
  Tele Centro Sul                 Telecommunications
     Participacoes S.A.
     (Brazil), (a)                                                              401,100,000        2,233,127
  Tele Norte Leste                Telecommunications
     Participacoes S.A.
     (Brazil), (a)                                                              401,100,000        2,030,115

28
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                  DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.3% (CONT.)
TELECOMMUNICATIONS--2.8% (CONT.)
  Telesp Celular Participacoes    Telecommunications
     S.A. (Brazil), (a)                                                         401,100,000   $    1,691,763
  Tele Sudeste Celular            Telecommunications
     Participacoes S.A.
     (Brazil), (a)                                                              401,100,000          676,705
  Technology Resources            Telecommunications
     Industries Berhad
     (Malaysia)                                                                   1,485,000          472,855
  Tele Celular Sul                Telecommunications
     Participacoes S.A.
     (Brazil), (a)                                                              401,100,000          304,517
  Tele Centro Oeste Celular       Telecommunications
     Participacoes S.A.
     (Brazil), (a)                                                              401,100,000          213,162
  Telemig Celular                 Telecommunications
     Participacoes S.A.
     (Brazil), (a)                                                              401,100,000          179,327
  Tele Nordeste Celular           Telecommunications
     Participacoes S.A.
     (Brazil), (a)                                                              401,100,000          172,560
  Tele Leste Celular              Telecommunications
     Participacoes (Brazil),
     (a)                                                                        401,100,000          111,656
  Tele Norte Celular              Telecommunications
     Participacoes S.A.
     (Brazil), (a)                                                              401,100,000           84,588
  Telecomunicacoes Brasileiras    Telecommunications
     S.A. (Brazil)                                                              401,100,000           84,588
                                                                                              --------------
                                                                                                  21,010,891

AEROSPACE--6.0%
  Rolls-Royce plc (Great          Jet Engines
     Britain)                                                                     9,228,552   $   31,928,037
  Hong Kong Aircraft              Commercial Aircraft Overhaul &
     Engineering Company Ltd.       Maintenance
     (Hong Kong) (e)                                                             11,096,900       13,175,134
                                                                                              --------------
                                                                                                  45,103,171

AIRLINES--2.2%
  Qantas Airways Limited          International Airline
     (Australia)                                                                 10,798,714   $   16,828,789

OIL & NATURAL GAS--0.5%
  ISIS (France), (a)              Oil Services                                       57,000   $    3,867,995

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                  DESCRIPTION                                   SHARES HELD     MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.3% (CONT.)

CHEMICALS--6.7%
  Fernz Corporation Limited       Agricultural & Industrial Chemical
     (New Zealand) (e)              Producer                                     13,373,250   $   33,797,841
  European Vinyls Corporation     PVC Manufacturer
     International N.V.
     (Netherlands) (e)                                                            1,212,299       15,126,783
  Nagase & Co., Ltd. (Japan)      Chemical Wholesaler                               569,000        2,032,663
                                                                                              --------------
                                                                                                  50,957,287

COMPONENTS--3.4%
  Varitronix International        Liquid Crystal Displays
     Limited (Hong Kong)                                                         13,421,000   $   26,066,752

MACHINERY & METAL PROCESSING--2.2%
  Outokumpu Oyj (Finland)         Metal Producer                                  1,235,000   $   10,250,172
  The Rauma Group (Finland)       Pulp Machinery                                    544,300        6,155,423
                                                                                              --------------
                                                                                                  16,405,595

MINING AND BUILDING MATERIALS--0.7%
  Keumkang Ltd. (Korea) (e)       Building Materials                                560,460   $    4,956,792
  Asia Cement Manufacturing       Cement Producer
     Company Ltd. (Korea)                                                            10,500           42,581
                                                                                              --------------
                                                                                                   4,999,373

OTHER INDUSTRIAL GOODS & SERVICES--13.7%
  Tomkins plc (Great Britain)     Industrial Management Company                   9,065,000   $   42,496,931
  Chargeurs SA (France) (e)       Wool Production Holding Company                   524,387       25,752,067
  Kone Corporation, Class B       Elevators
     (Finland)                                                                      103,870       10,418,665
  Charter plc (Great Britain)     Welding Products Manufacturer                   1,884,100       10,250,102
  Groupe Legris Industries SA     European Crane Manufacturer
     (France)                                                                       217,815        9,720,341
  Dongah Tire Industry Company    Tire Manufacturer
     (Korea), (a)(e)                                                                166,290        4,603,390
                                                                                              --------------
                                                                                                 103,241,496

STEEL--2.9%
  USIMINAS (Brazil), (e)          Steel Production                                7,401,370   $   21,852,288
  Pohang Iron & Steel Company     Manufactures Steel Products
     Ltd. (Korea)                                                                    14,000          443,933
                                                                                              --------------
                                                                                                  22,296,221

30
THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                                                               SHARES HELD/
                                  DESCRIPTION                               PRINCIPAL VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.3% (CONT.)

DIVERSIFIED CONGLOMERATES--1.4%
  First Pacific Company Ltd.      Diversified Operations
     (Hong Kong)                                                                 19,948,000   $    5,856,610
  Tae Young Corporation           Heavy Construction
     (Korea) (e)                                                                    518,300        4,770,261
  Lamex Holdings Ltd. (Hong       Office Furniture Supplier
     Kong) (e)                                                                   14,040,000          322,517
                                                                                              --------------
                                                                                                  10,949,388

  TOTAL COMMON STOCKS (COST: $1,061,918,399)                                                     713,054,430

SHORT TERM INVESTMENTS--3.5%

COMMERCIAL PAPER--2.0%
  General Electric Capital Corporation, 5.70% due 10/1/1998                           $15,000,000   $   15,000,000
                                                                                                    --------------
  TOTAL COMMERCIAL PAPER (COST: $15,000,000)                                                            15,000,000

REPURCHASE AGREEMENTS--1.5%
  State Street Repurchase Agreement, 5.30% due 10/1/1998                              $11,121,000   $   11,121,000
                                                                                                    --------------
  TOTAL REPURCHASE AGREEMENTS (COST: $11,121,000)                                                       11,121,000

  TOTAL SHORT TERM INVESTMENTS (COST: $26,121,000)                                                      26,121,000

  Total Investments (Cost $1,088,039,399)--97.8% (f)                                                $  739,175,430
  Foreign Currencies (Proceeds $1,367,998)--0.2%                                                         1,367,813
  Other Assets In Excess Of Other Liabilities--2.0% (d)                                                 15,561,065
                                                                                                    --------------
  TOTAL NET ASSETS--100%                                                                            $  756,104,308
                                                                                                    --------------
                                                                                                    --------------

          (a) Non-income producing security.
          (b) Represents an American Depository Receipt.
          (c) Represents a Global Depository Receipt.
          (d) Includes portfolio and transaction hedges.
          (e) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (f) At September 30, 1998, net unrealized depreciation of $348,863,969, for federal income tax purposes consisted of gross unrealized appreciation of $42,503,436 and gross unrealized depreciation of $391,367,405.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK INTERNATIONAL FUND

 THE OAKMARK INTERNATIONAL SMALL CAP FUND
       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

      [PHOTO]         [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95)
TO PRESENT (9/30/98) AS COMPARED TO THE MORGAN STANLEY
WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           THE OAKMARK INTERNATIONAL   M.S. WORLD EX
                 SMALL CAP FUND          U.S. INDEX
10/95                         $10,000         $10,000
1/96                          $10,530         $10,747
4/96                          $11,340         $11,331
7/96                          $11,040         $10,858
10/96                         $11,410         $11,120
1/97                          $12,142         $11,062
4/97                          $12,152         $11,310
7/97                          $13,253         $12,933
9/97                          $12,672         $12,652
12/97                          $9,642         $11,677
3/98                          $11,429         $13,394
6/98                           $9,892         $13,499
9/98                           $8,211         $11,513

                                               AVERAGE ANNUAL TOTAL RETURN*
                                                      THROUGH 9/30/98
                                TOTAL RETURN        FROM FUND INCEPTION
9/30/98 NAV $6.89                LAST 3 MOS.              11/1/95
----------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL
  SMALL CAP FUND                     -17.0%                  -6.5%
Morgan Stanley World ex U.S.
  w/inc.**                           -14.7%                   5.0%
Lipper Analytical
  International Small Cap Fund
  Average**                          -17.0%                   5.8%
Micropal International Small
  Co. Fund Index**                   -16.8%                   5.6%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of indexes or funds whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Lipper International Small Cap Fund Average includes 59 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Int'l Small Co. Fund Index sector average is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,
The Oakmark International Small Cap Fund declined by 17% in the past quarter. This compares with a drop of 17% of the Lipper International Small Cap Fund Index and a 14% drop of EAFE. Market conditions for global equities and especially international equities with exposure in emerging markets continue to be volatile. Besides the obvious places like the emerging markets, there have been certain pockets of severe price contraction in apparently economically healthy countries.

AS AN EXAMPLE...
Your fund currently has over 20% of its assets invested in the United Kingdom. Though conditions there are stable (See Traveler's Log below), that country's small cap index has dropped by close to 25% in the last three months. Furthermore, over the last year that index is down by over 15%. What gives? Last year, in order to head off the possibility of rising inflation, The Bank of England began raising interest rates. This caused sterling to strengthen which ultimately hit small and medium cap stocks and especially weakened stocks in the export sector. Our fund was not exempted from the mark-down...some of our larger positions were hit hard, hurting the performance of your Fund.

One example of this was in the price of retailer CARPETRIGHT. When we began purchasing the stock, it had plummeted off its highs because of a slowing in the torrid pace of home remodeling in the UK; market punishment of a leading competitor for significant accounting problems also hurt sentiment for the industry. The company has little debt,

32
THE OAKMARK INTERNATIONAL SMALL CAP FUND

 ........................................................................

has a shareholder-oriented management that owns a lot of stock, and is one of the most efficient retailers in the UK. Unfortunately, the price continues to drop, and has fallen roughly 40% from our first purchases. Today Carpetright is yielding 14% on a stable dividend, and trades at 7.5 times core earnings. All through the price fall, those who know the company the best, management and the board of directors, have been buying stock. Furthermore, the company itself has also bought back shares. While the recent price drop has been another painful example of sell first, ask questions later, we feel extremely comfortable being investors in this business at this price. We have also taken advantage of price weakness to increase our holding.

TRAVELER'S LOG...THE UNITED KINGDOM
Recently, we spent a week visiting companies in the United Kingdom. Though it is an area of Europe with some of the strongest economic fundamentals, the most market-oriented government, and some of the best managements, the equity market has greatly underperformed those of the continent. Many of the companies we met with have experienced falls in their share prices of over 50% in the last year and are currently trading at five-year lows. Most of these managements were baffled by the share price declines, saying that while business conditions have slowed, they have experienced no collapse nor do they expect one. Clearly, there is a pervasive fright in the UK and in foreign markets that is taking prices down to unrealistic levels. Besides Carpetright, consider ROYAL DOULTON. This company makes tableware and gifts and is one of the global leaders in those two sectors. Formerly, the company was a poorly managed, neglected stepchild of a diversified conglomerate that didn't seem to bother focusing on the business's fundamentals. Recently, the newly independent company which was spun out of its parent, has installed new, more aggressive management that is much more focused on enhancing the profitability of the brand. Since the spin-off, the stock has dropped by over 50%, giving us the opportunity to buy it at a very attractive price. In Royal Doulton we are getting a good global brand and new, incentivized management focused on enhancing profitability. Equally important, Royal Doulton is trading at a price of about four times our estimate of "normal" earnings. The new chairman also thinks the stock is cheap, as he recently purchased a big block of stock for himself on the open market.

THINGS WILL GET BETTER!
Though share prices have been weak, and this fund has been slumping since the Asia crisis started last year, we continue to be confident about the future. It is true that as shareholders we have all suffered over the last year. However, we strongly assert that current prices of this FUND'S UNDERLYING INVESTMENTS DO NOT COME CLOSE TO REFLECTING THEIR TRUE FUNDAMENTAL VALUE. Over time, value and price have always converged and we have no reason to believe it will not happen again this time. We feel so certain of this that, as co-portfolio managers of this fund, we represent the largest ownership block and we continue to invest in the Fund. Fundamentals will assert themselves and while we wait, we thank you for your patience.

    [SIGNATURE]

DAVID HERRO
Portfolio Manager
72242.772@compuserve.com

       [SIGNATURE]

MICHAEL WELSH
Portfolio Manager
102521.2142@compuserve.com

October 5, 1998

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 1998
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

% of Fund                                 % of Fund
Net Assets                               Net Assets
Pacific Rim         58.9%                    Europe      30.7%
Japan               19.0%             Great Britain      21.5%
New Zealand          7.9%                    France       4.3%
Hong Kong            7.0%                   Germany       2.9%
Australia            6.9%               Netherlands       2.0%
Korea                6.7%
Singapore            4.6%                     Other       0.8%
Thailand             3.5%                    Canada       0.8%
Phillipines          3.3%
Latin America        5.3%
Brazil               5.3%

34
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998
 ........................................................................

                                       DESCRIPTION                                   SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7%

CONSUMER NON-DURABLES--3.9%
  Royal Doulton plc (Great Britain)    Tableware and Giftware                            990,000   $   1,540,035
  Designer Textiles (NZ) Limited       Knit Fabrics
     (New Zealand) (c)                                                                 2,960,000         459,213
  Dickson Concepts International       Jewlery Wholesaler and Retailer
     Limited (Hong Kong)                                                                  20,000          15,615
                                                                                                   --------------
                                                                                                       2,014,863

FOOD & BEVERAGE--9.6%
  Matthew Clark plc (Great Britain)    Spirits & Drinks                                1,054,000   $   2,150,285
  Alaska Milk Corporation              Milk Producer
     (Philippines), (a)                                                               39,327,000       1,707,915
  Hite Brewery Company (Korea)         Brewer                                            165,010         761,722
  Souza Cruz S/A (Brazil)              Tobacco Products                                   55,000         347,969
                                                                                                   --------------
                                                                                                       4,967,891

RETAIL--11.3%
  Carpetright plc (Great Britain)      Carpet Retailer                                   650,000   $   2,375,889
  Daimon (Japan) (c)                   Liquor Retailer & Distributor                     657,700       1,516,602
  Paris Miki Inc. (Japan)              Optical Supplies Retailer                          85,100       1,140,024
  Giordano International Limited       East Asian Clothing Retailer &
     (Hong Kong)                         Manufacturer                                  3,112,000         421,691
  Jusco Stores Co., Limited (Hong      Department Stores
     Kong)                                                                             4,244,000         410,773
                                                                                                   --------------
                                                                                                       5,864,979

OTHER CONSUMER GOODS & SERVICES--6.5%
  Sanford Limited (New Zealand)        Fisheries                                       1,275,240   $   1,595,485
  CeWe Color Holding AG (Germany)      Photo Equipment & Supplies                          9,400       1,519,806
  CDL Hotels International Limited     Hotel Operator
     (Hong Kong)                                                                       1,072,000         246,252
                                                                                                   --------------
                                                                                                       3,361,543

BANKS--0.3%
  Shinhan Bank (Korea)                 Commercial Bank                                    47,764   $     110,931
  Kookmin Bank (Korea)                 Commercial Bank                                    11,351          27,587
                                                                                                   --------------
                                                                                                         138,518

OTHER FINANCIAL--11.0%
  Lambert Fenchurch Group plc          Insurance Broker
     (Great Britain)                                                                   1,411,000   $   2,470,805
  JCG Holdings Ltd. (Hong Kong)        Investment Holding Company                      9,461,000       1,709,348
  Ichiyoshi Securities (Japan)         Stock Broker                                    1,575,000       1,498,847
                                                                                                   --------------
                                                                                                       5,679,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK INTERNATIONAL SMALL
                                                                        CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                       DESCRIPTION                                   SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)

COMPUTER SOFTWARE--7.5%
  Enix Corporation (Japan)             Entertainment Software                            129,100   $   2,778,478
  Koei (Japan)                         Computer Software                                 196,000       1,120,574
                                                                                                   --------------
                                                                                                       3,899,052

COMPUTER SYSTEMS--3.9%
  Solution 6 Holdings Limited          Systems Design & Consulting
     (Australia), (a)(c)                                                               4,150,893   $   1,992,286

MARKETING SERVICES--5.0%
  Cordiant Communications Group plc    Advertising Services
     (Great Britain)                                                                   1,428,500   $   2,598,593

BROADCASTING & PUBLISHING--5.2%
  Matichon Public Company Limited,     Newspaper Publisher
     Foreign Shares (Thailand) (c)                                                     2,038,900   $   1,801,468
  Woongjin Publishing Company          Publisher
     (Korea)                                                                             107,076         908,501
  Matichon Public Company Limited      Newspaper Publisher
     (Thailand)                                                                              600             505
                                                                                                   --------------
                                                                                                       2,710,474

TELECOMMUNICATIONS--0.5%
  SK Telecom Co. Ltd. (Korea)          Telecommunications                                    803   $     243,080

CHEMICALS--2.0%
  European Vinyls Corporation          PVC Manufacturer
     International N.V.
     (Netherlands)                                                                        83,100   $   1,036,902

MACHINERY & METAL PROCESSING--1.5%
  Denyo Co., Ltd. (Japan)              Welding Machines & Power Generators               184,000   $     793,353

MINING AND BUILDING MATERIALS--3.1%
  Parbury Limited (Australia) (c)      Building Products                              11,119,712   $   1,581,357

OTHER INDUSTRIAL GOODS & SERVICES--11.6%
  Elevadores Atlas, SA (Brazil)        Elevators                                         229,200   $   2,378,135
  Dongah Tire Industry Company         Tire Manufacturer
     (Korea), (a)                                                                         43,900       1,215,280
  Nishio Rent All Company (Japan)      Construction Equipment Rental                     163,900         995,842
  Yip's Hang Cheung Ltd. (Hong         Paint & Solvents
     Kong) (c)                                                                        24,724,000         845,532

36
THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1998 CONT.
 ........................................................................

                                                                                    SHARES HELD/
                                       DESCRIPTION                               PRINCIPAL VALUE     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)
OTHER INDUSTRIAL GOODS & SERVICES--11.6% (CONT.)
  Groupe Legris Industries SA          European Crane Manufacturer
     (France)                                                                             12,800   $     571,220
                                                                                                   --------------
                                                                                                       6,006,009

PRODUCTION EQUIPMENT--3.9%
  NSC Groupe (France)                  Manufacturer of Textile Equipment                  11,532   $   1,637,191
  Skyjack Inc. (Canada), (a)           Producer of Elevating Platforms & Lifts            32,200         406,339
                                                                                                   --------------
                                                                                                       2,043,530

STEEL--4.3%
  Steel & Tube Holdings Ltd. (New      Produces and Distributes Steel
     Zealand)                                                                          2,995,400   $   2,023,714
  Pohang Iron & Steel Company Ltd.     Manufactures Steel Products
     (Korea)                                                                               6,580         208,649
                                                                                                   --------------
                                                                                                       2,232,363

DIVERSIFIED CONGLOMERATES--4.6%
  Haw Par Corporation Ltd.             Healthcare and Leisure Products
     (Singapore)                                                                       3,113,000   $   2,397,452

  TOTAL COMMON STOCKS (COST: $78,457,722)                                                             49,561,245

SHORT TERM INVESTMENTS--1.9%

REPURCHASE AGREEMENTS--1.9%
  State Street Repurchase Agreement,
     5.30% due 10/1/1998                                                                 $967,000   $     967,000
                                                                                                    --------------

  TOTAL REPURCHASE AGREEMENTS (COST: $967,000)                                                            967,000

  TOTAL SHORT TERM INVESTMENTS (COST: $967,000)                                                           967,000

  Total Investments (Cost $79,424,722)--97.6% (d)                                                   $  50,528,245
  Foreign Currencies (Proceeds $31,439)--0.1%                                                              31,436
  Other Assets In Excess Of Other Liabilities--2.3% (b)                                                 1,210,894
                                                                                                    --------------

  TOTAL NET ASSETS--100%                                                                            $  51,770,575
                                                                                                    --------------
                                                                                                    --------------

          (a) Non-income producing security.
          (b) Includes portfolio and transaction hedges.
          (c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
          (d) At September 30, 1998, net unrealized depreciation of $28,896,477, for federal income tax purposes consisted of gross unrealized appreciation of $437,043 and gross unrealized depreciation of $29,333,520.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK INTERNATIONAL SMALL
                                                                        CAP FUND

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF ASSETS AND LIABILITIES--SEPTEMBER 30, 1998
        ........................................................................

                                     THE OAKMARK               THE OAKMARK
                                        FUND                   SELECT FUND
                              ------------------------- -------------------------
---------------------------------------------------------------------------------
ASSETS
   Investments, at market
     value                    $      6,888,618,717      $      1,231,272,537
                              (cost: $6,573,899,571)    (cost: $1,222,499,627)
   Cash                                     47,767                       652
   Foreign currency, at value                    0                         0
   Collateral for securities
     loaned, at value                            0               159,033,480
Receivable for:
   Forward foreign currency
     contracts                                   0                         0
   Securities sold                      23,602,941                   467,123
   Fund shares sold                      9,105,820                 2,884,796
   Dividends and interest               17,548,208                   750,119
                              ------------------------- -------------------------
   Total receivables                    50,256,969                 4,102,038
   Other assets                             37,203                     8,444
                              ------------------------- -------------------------
   Total assets               $      6,938,960,656      $      1,394,417,151
                              ------------------------- -------------------------
                              ------------------------- -------------------------
 .................................................................................
LIABILITIES AND NET ASSETS
   Payable for:
   Collateral for securities
     loaned, at value         $                  0      $        159,033,480
   Securities purchased                          0                 4,837,276
   Fund shares redeemed                  7,227,480                 1,045,502
   Due to adviser                        5,290,462                   957,981
   Forward foreign currency
     contracts                                   0                         0
   Other                                 2,484,832                   648,526
                              ------------------------- -------------------------
   Total liabilities                    15,002,774               166,522,765
                              ------------------------- -------------------------
   Net assets applicable to
     fund shares outstanding  $      6,923,957,882      $      1,227,894,386
                              ------------------------- -------------------------
                              ------------------------- -------------------------
   Fund shares outstanding             206,454,614                73,251,709
                              ------------------------- -------------------------
                              ------------------------- -------------------------
 .................................................................................
PRICE OF SHARES
   Net asset value per share  $              33.54      $              16.76
                              ------------------------- -------------------------
                              ------------------------- -------------------------
 .................................................................................
ANALYSIS OF NET ASSETS
   Paid in capital            $      6,156,111,515      $      1,149,816,590
   Accumulated undistributed
     net realized gain (loss)
     on sale of investments,
     forward contracts and
     foreign currency exchange
     transactions                      375,272,768                67,603,248
   Net unrealized appreciation
     (depreciation) of
     investments                       314,719,146                 8,772,910
   Net unrealized appreciation
     (depreciation) of foreign
     currency portfolio hedges                    0                        0
   Net unrealized appreciation
     (depreciation)--other                       0                         0
   Accumulated undistributed
     net investment income
     (loss)                             77,854,453                 1,701,638
                              ------------------------- -------------------------
   Net assets applicable to
     Fund shares outstanding  $      6,923,957,882      $      1,227,894,386
                              ------------------------- -------------------------
                              ------------------------- -------------------------

38 THE OAKMARK FAMILY OF FUNDS

 ......................................................................

                                     THE OAKMARK               THE OAKMARK               THE OAKMARK
                                      SMALL CAP                EQUITY AND               INTERNATIONAL
                                        FUND                   INCOME FUND                  FUND
                              ------------------------- ------------------------- -------------------------
-----------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at market
     value                    $        616,231,232      $         57,497,107      $        739,175,430
                               (cost: $682,325,649)       (cost: $54,364,763)     (cost: $1,088,039,399)
   Cash                                  1,013,396                       585                       601
   Foreign currency, at value                    0                         0                 1,367,813
   Collateral for securities
     loaned, at value                   26,009,161                 1,759,177                73,675,393
Receivable for:
   Forward foreign currency
     contracts                                   0                         0                 2,446,315
   Securities sold                      12,674,906                         0                15,095,665
   Fund shares sold                      1,033,409                    15,175                   203,924
   Dividends and interest                  532,476                   461,512                 5,128,670
                              ------------------------- ------------------------- -------------------------
   Total receivables                    14,240,791                   476,687                22,874,574
   Other assets                              8,548                     3,274                     5,399
                              ------------------------- ------------------------- -------------------------
   Total assets               $        657,503,128      $         59,736,830      $        837,099,210
                              ------------------------- ------------------------- -------------------------
                              ------------------------- ------------------------- -------------------------
 ...........................................................................................................
LIABILITIES AND NET ASSETS
   Payable for:
   Collateral for securities
     loaned, at value         $         26,009,161      $          1,759,177      $         73,675,393
   Securities purchased                 11,122,483                         0                         0
   Fund shares redeemed                  1,436,217                   135,567                 2,048,641
   Due to adviser                          670,322                    34,324                   683,804
   Forward foreign currency
     contracts                                   0                         0                 3,977,540
   Other                                   270,183                    61,907                   609,524
                              ------------------------- ------------------------- -------------------------
   Total liabilities                    39,508,366                 1,990,975                80,994,902
                              ------------------------- ------------------------- -------------------------
   Net assets applicable to
     fund shares outstanding  $        617,994,762      $         57,745,855      $        756,104,308
                              ------------------------- ------------------------- -------------------------
                              ------------------------- ------------------------- -------------------------
   Fund shares outstanding              48,938,247                 4,127,329                72,552,725
                              ------------------------- ------------------------- -------------------------
                              ------------------------- ------------------------- -------------------------
 ...........................................................................................................
PRICE OF SHARES
   Net asset value per share  $              12.63      $              13.99      $              10.42
                              ------------------------- ------------------------- -------------------------
                              ------------------------- ------------------------- -------------------------
 ...........................................................................................................
ANALYSIS OF NET ASSETS
   Paid in capital            $        684,807,280      $         52,589,935      $      1,015,075,572
   Accumulated undistributed
     net realized gain (loss)
     on sale of investments,
     forward contracts and
     foreign currency exchange
     transactions                        6,202,400                 1,002,213                52,470,799
   Net unrealized appreciation
     (depreciation) of
     investments                       (66,094,417)                3,132,344              (348,864,154)
   Net unrealized appreciation
     (depreciation) of foreign
     currency portfolio hedges                    0                        0                (1,515,552)
   Net unrealized appreciation
     (depreciation)--other                       0                         0                   198,784
   Accumulated undistributed
     net investment income
     (loss)                             (6,920,501)                1,021,363                38,738,859
                              ------------------------- ------------------------- -------------------------
   Net assets applicable to
     Fund shares outstanding  $        617,994,762      $         57,745,855      $        756,104,308
                              ------------------------- ------------------------- -------------------------
                              ------------------------- ------------------------- -------------------------

                                       THE OAKMARK
                                      INTERNATIONAL
                                     SMALL CAP FUND
                              ------------------------- -------------------------
                                -------------------------
------------------------------
ASSETS
   Investments, at market
     value                      $         50,528,245
                                  (cost: $79,424,722)
   Cash                                          940
   Foreign currency, at value                 31,436
   Collateral for securities
     loaned, at value                      3,218,851
Receivable for:
   Forward foreign currency
     contracts                                 1,877
   Securities sold                         1,087,279
   Fund shares sold                           24,414
   Dividends and interest                    512,069
                                -------------------------
   Total receivables                       1,625,639
   Other assets                                3,350
                                -------------------------
   Total assets                 $         55,408,461
                                -------------------------
                                -------------------------
 ..............................
LIABILITIES AND NET ASSETS
   Payable for:
   Collateral for securities
     loaned, at value           $          3,218,851
   Securities purchased                            0
   Fund shares redeemed                       34,598
   Due to adviser                             58,195
   Forward foreign currency
     contracts                               179,274
   Other                                     146,968
                                -------------------------
   Total liabilities                       3,637,886
                                -------------------------
   Net assets applicable to
     fund shares outstanding    $         51,770,575
                                -------------------------
                                -------------------------
   Fund shares outstanding                 7,514,807
                                -------------------------
                                -------------------------
 ..............................
PRICE OF SHARES
   Net asset value per share    $               6.89
                                -------------------------
                                -------------------------
 ..............................
ANALYSIS OF NET ASSETS
   Paid in capital              $         80,845,737
   Accumulated undistributed
     net realized gain (loss)
     on sale of investments,
     forward contracts and
     foreign currency exchange
     transactions                         (1,634,583)
   Net unrealized appreciation
     (depreciation) of
     investments                         (28,896,480)
   Net unrealized appreciation
     (depreciation) of foreign
     currency portfolio hedges              (179,057)
   Net unrealized appreciation
     (depreciation)--other                     5,883
   Accumulated undistributed
     net investment income
     (loss)                                1,629,075
                                -------------------------
   Net assets applicable to
     Fund shares outstanding    $         51,770,575
                                -------------------------
                                -------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 39

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF OPERATIONS--YEAR ENDED SEPTEMBER 30, 1998
        ........................................................................

                                                                       THE OAKMARK
                                         THE OAKMARK                     SELECT
                                            FUND                          FUND
                                  -------------------------     -------------------------
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                      $        132,309,356          $         10,572,619
   Interest Income                          47,671,926                     5,735,556
   Securities lending income                         0                       109,602
   Foreign taxes withheld                   (1,820,235)                     (169,788)
                                  -------------------------     -------------------------
     Total investment income               178,161,047                    16,247,989
 .........................................................................................
EXPENSES:
   Investment advisory fee                  72,196,251                    11,525,158
   Transfer and dividend
     disbursing agent fees                   4,376,441                     1,063,152
   Other shareholder servicing
     fees                                    3,387,013                       764,027
   Reports to shareholders                   1,664,357                       318,511
   Custody and accounting fees                 868,661                       178,446
   Registration and blue sky
     expenses                                  673,806                       335,384
   Trustees fees                                90,748                        30,422
   Legal fees                                   58,259                        19,206
   Audit fees                                   27,925                        20,999
   Other                                       343,480                        46,872
                                  -------------------------     -------------------------
     Total expenses                         83,686,941                    14,302,177
     Expense offset
       arrangements                             (6,489)                       (2,712)
                                  -------------------------     -------------------------
   Net expenses                             83,680,452                    14,299,465
                                  -------------------------     -------------------------
 .........................................................................................
NET INVESTMENT INCOME (LOSS):               94,480,595                     1,948,524
 .........................................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:
     Net realized gain (loss)
       on investments                    1,258,937,339                    69,415,172
     Net realized gain (loss)
       on foreign currency
       transactions                             (8,898)                            0
     Net change in unrealized
       appreciation
       (depreciation) of
       investments and foreign
       currencies                       (1,704,966,868)                  (78,902,257)
     Net change in
       appreciation of forward
       currency exchange
       contracts                                     0                             0
     Net change in
       appreciation
       (depreciation)--other                         0                             0
                                  -------------------------     -------------------------
 .........................................................................................
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY
   TRANSACTIONS:                          (446,038,427)                   (9,487,085)
                                  -------------------------     -------------------------
 .........................................................................................
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS      $       (351,557,832)         $         (7,538,561)
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------

40 THE OAKMARK FAMILY OF FUNDS

 ......................................................................

                                         THE OAKMARK                   THE OAKMARK                   THE OAKMARK
                                          SMALL CAP                    EQUITY AND                   INTERNATIONAL
                                            FUND                       INCOME FUND                      FUND
                                  -------------------------     -------------------------     -------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                      $          8,702,112          $            737,103          $         38,964,663
   Interest Income                           3,864,378                     1,064,634                     2,761,336
   Securities lending income                   434,864                         5,635                     1,625,921
   Foreign taxes withheld                            0                        (1,560)                   (3,542,574)
                                  -------------------------     -------------------------     -------------------------
     Total investment income                13,001,354                     1,805,812                    39,809,346
 .......................................................................................................................
EXPENSES:
   Investment advisory fee                  15,863,707                       359,708                    12,623,371
   Transfer and dividend
     disbursing agent fees                     780,579                        95,816                       967,291
   Other shareholder servicing
     fees                                      700,403                        12,676                       580,069
   Reports to shareholders                     301,533                        20,847                       335,053
   Custody and accounting fees                 179,707                        49,662                     1,350,813
   Registration and blue sky
     expenses                                   55,750                        43,519                        53,679
   Trustees fees                                30,535                        18,442                        27,749
   Legal fees                                   20,157                        11,337                        17,726
   Audit fees                                   21,041                        19,544                        26,722
   Other                                        56,482                         7,909                       123,111
                                  -------------------------     -------------------------     -------------------------
     Total expenses                         18,009,894                       639,460                    16,105,584
     Expense offset
       arrangements                            (48,678)                         (212)                     (105,661)
                                  -------------------------     -------------------------     -------------------------
   Net expenses                             17,961,216                       639,248                    15,999,923
                                  -------------------------     -------------------------     -------------------------
 .......................................................................................................................
NET INVESTMENT INCOME (LOSS):               (4,959,862)                    1,166,564                    23,809,423
 .......................................................................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:
     Net realized gain (loss)
       on investments                      124,757,914                     1,578,730                    86,532,713
     Net realized gain (loss)
       on foreign currency
       transactions                                  0                             0                    (3,890,444)
     Net change in unrealized
       appreciation
       (depreciation) of
       investments and foreign
       currencies                         (374,056,372)                   (2,325,892)                 (502,914,491)
     Net change in
       appreciation of forward
       currency exchange
       contracts                                     0                             0                    (2,045,738)
     Net change in
       appreciation
       (depreciation)--other                         0                             0                       195,384
                                  -------------------------     -------------------------     -------------------------
 .......................................................................................................................
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY
   TRANSACTIONS:                          (249,298,458)                     (747,162)                 (422,122,576)
                                  -------------------------     -------------------------     -------------------------
 .......................................................................................................................
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS      $       (254,258,320)         $            419,402          $       (398,313,153)
                                  -------------------------     -------------------------     -------------------------
                                  -------------------------     -------------------------     -------------------------

                                       THE OAKMARK
                                      INTERNATIONAL
                                     SMALL CAP FUND
                                  -------------------------     ------------------
                                -------------------------
------------------------------
INVESTMENT INCOME:
   Dividends                    $          2,777,457
   Interest Income                           214,453
   Securities lending income                   7,556
   Foreign taxes withheld                   (304,967)
                                -------------------------
     Total investment income               2,694,499
 ..............................
EXPENSES:
   Investment advisory fee                   827,611
   Transfer and dividend
     disbursing agent fees                   112,828
   Other shareholder servicing
     fees                                     27,531
   Reports to shareholders                    31,378
   Custody and accounting fees               176,922
   Registration and blue sky
     expenses                                 35,377
   Trustees fees                              18,433
   Legal fees                                 12,111
   Audit fees                                 24,144
   Other                                      13,299
                                -------------------------
     Total expenses                        1,279,634
     Expense offset
       arrangements                             (292)
                                -------------------------
   Net expenses                            1,279,342
                                -------------------------
 ..............................
NET INVESTMENT INCOME (LOSS):              1,415,157
 ..............................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:
     Net realized gain (loss)
       on investments                        (96,290)
     Net realized gain (loss)
       on foreign currency
       transactions                         (162,499)
     Net change in unrealized
       appreciation
       (depreciation) of
       investments and foreign
       currencies                        (27,728,327)
     Net change in
       appreciation of forward
       currency exchange
       contracts                            (179,057)
     Net change in
       appreciation
       (depreciation)--other                   2,414
                                -------------------------
 ..............................
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY
   TRANSACTIONS:                         (28,163,759)
                                -------------------------
 ..............................
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS    $        (26,748,602)
                                -------------------------
                                -------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 41

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 1998
        ........................................................................

                                                     THE OAKMARK FUND
                                  -------------------------------------------------------
                                         YEAR ENDED                ELEVEN MONTHS ENDED
                                     SEPTEMBER 30, 1998            SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income          $         94,480,595          $         55,858,346
   Net realized gain on sale
     of investments                      1,258,937,339                   239,442,987
   Net realized gain (loss) on
     foreign currency
     transactions                               (8,898)                       (2,673)
   Net change in unrealized
     appreciation                       (1,704,966,868)                1,231,138,352
                                  -------------------------     -------------------------
   NET INCREASE IN NET ASSETS
     FROM OPERATIONS                      (351,557,832)                1,526,437,012
 .........................................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM (1):
   Net investment income                   (66,321,023)                  (41,659,757)
   Net realized short-term
     gain                                  (25,210,618)                  (13,947,126)
   Net realized long-term gain          (1,098,260,243)                 (212,039,549)
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                       (1,189,791,884)                 (267,646,432)
 .........................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold             2,836,315,983                 2,107,074,877
   Reinvestment of dividends
     and capital gain
     distributions                       1,133,761,068                   256,384,877
   Payments for shares
     redeemed                           (2,119,718,081)                 (941,237,366)
                                  -------------------------     -------------------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                        1,850,358,970                 1,422,222,388
                                  -------------------------     -------------------------
 .........................................................................................
TOTAL INCREASE IN NET ASSETS               309,009,254                 2,681,012,968
   NET ASSETS:
   Beginning of period                   6,614,948,628                 3,933,935,660
                                  -------------------------     -------------------------
   End of period                  $      6,923,957,882          $      6,614,948,628
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------
   Undistributed net
     investment income            $         77,854,452          $         49,694,881
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                        0.3996                        0.3441
   Net realized short-term
     gain                                       0.1519                        0.1152
   Net realized long-term gain                  5.8556                        1.7514
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $             6.4071          $             2.2107

42 THE OAKMARK FAMILY OF FUNDS

 ......................................................................

                                  SELECT FUND           THE OAKMARK
                                  -------------------------------------------------------
                                         YEAR ENDED                ELEVEN MONTHS ENDED
                                     SEPTEMBER 30, 1998            SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income          $          1,948,524          $           (246,886)
   Net realized gain on sale
     of investments                         69,415,172                     5,070,435
   Net realized gain (loss) on
     foreign currency
     transactions                                    0                             0
   Net change in unrealized
     appreciation                          (78,902,257)                   87,675,167
                                  -------------------------     -------------------------
   NET INCREASE IN NET ASSETS
     FROM OPERATIONS                        (7,538,561)                   92,498,716
 .........................................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM (1):
   Net investment income                             0                             0
   Net realized short-term
     gain                                   (6,882,359)                            0
   Net realized long-term gain                      --                             0
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                           (6,882,359)                            0
 .........................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold             1,440,695,723                   571,117,746
   Reinvestment of dividends
     and capital gain
     distributions                           6,568,333                             0
   Payments for shares
     redeemed                             (719,123,322)                 (149,441,890)
                                  -------------------------     -------------------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                          728,140,734                   421,675,856
                                  -------------------------     -------------------------
 .........................................................................................
TOTAL INCREASE IN NET ASSETS               713,719,814                   514,174,572
   NET ASSETS:
   Beginning of period                     514,174,572                             0
                                  -------------------------     -------------------------
   End of period                  $      1,227,894,386          $        514,174,572
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------
   Undistributed net
     investment income            $          1,701,638          $           (246,886)
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                             0                             0
   Net realized short-term
     gain                                       0.1678                             0
   Net realized long-term gain                       0                             0
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $             0.1678          $                  0

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 43

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 1998 CONT.
        ........................................................................

                                       SMALL CAP FUND   THE OAKMARK
                                  -------------------------------------------------------
                                         YEAR ENDED                ELEVEN MONTHS ENDED
                                     SEPTEMBER 30, 1998            SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income          $         (4,959,862)         $         (1,684,439)
   Net realized gain on sale
     of investments                        124,757,914                    46,501,798
   Net realized gain (loss) on
     foreign currency
     transactions                                    0                             0
   Net change in unrealized
     appreciation                         (374,056,372)                  287,859,202
                                  -------------------------     -------------------------
   NET INCREASE IN NET ASSETS
     FROM OPERATIONS                      (254,258,320)                  332,676,561
 .........................................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM: (1)
   Net investment income                             0                             0
   Net realized short-term
     gain                                  (35,041,133)                            0
   Net realized long-term gain            (129,772,888)                            0
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                         (164,814,021)                            0
 .........................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold               416,817,749                 1,289,718,462
   Reinvestment of dividends
     and capital gain
     distributions                         156,645,973                             0
   Payments for shares
     redeemed                           (1,049,792,259)                 (327,419,790)
                                  -------------------------     -------------------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                         (476,328,537)                  962,298,672
                                  -------------------------     -------------------------
 .........................................................................................
TOTAL INCREASE IN NET ASSETS              (895,400,878)                1,294,975,233
   NET ASSETS:
   Beginning of period                   1,513,395,640                   218,420,407
                                  -------------------------     -------------------------
   End of period                  $        617,994,762          $      1,513,395,640
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------
   Undistributed net
     investment income            $         (6,920,502)         $         (1,960,639)
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                             0                             0
   Net realized short-term
     gain                                       0.4738                             0
   Net realized long-term gain                  2.3874                             0
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $             2.8612          $                  0

44 THE OAKMARK FAMILY OF FUNDS

 ......................................................................

                                                        THE OAKMARK
                                   EQUITY AND INCOME FUND
                                  -------------------------------------------------------
                                         YEAR ENDED                ELEVEN MONTHS ENDED
                                     SEPTEMBER 30, 1998            SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income          $          1,166,564          $            471,744
   Net realized gain on sale
     of investments                          1,578,730                       904,824
   Net realized gain (loss) on
     foreign currency
     transactions                                    0                             0
   Net change in unrealized
     appreciation                           (2,325,892)                    4,554,518
                                  -------------------------     -------------------------
   NET INCREASE IN NET ASSETS
     FROM OPERATIONS                           419,402                     5,931,086
 .........................................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM: (1)
   Net investment income                      (594,007)                     (148,466)
   Net realized short-term
     gain                                     (882,071)                     (162,188)
   Net realized long-term gain                (599,021)                            0
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                           (2,075,099)                     (310,654)
 .........................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                43,125,943                    24,903,007
   Reinvestment of dividends
     and capital gain
     distributions                           1,964,129                       288,850
   Payments for shares
     redeemed                              (19,151,033)                  (11,148,702)
                                  -------------------------     -------------------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                           25,939,039                    14,043,155
                                  -------------------------     -------------------------
 .........................................................................................
TOTAL INCREASE IN NET ASSETS                24,283,342                    19,663,587
   NET ASSETS:
   Beginning of period                      33,462,513                    13,798,926
                                  -------------------------     -------------------------
   End of period                  $         57,745,855          $         33,462,513
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------
   Undistributed net
     investment income            $          1,021,363          $            448,806
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                        0.2359                        0.1202
   Net realized short-term
     gain                                       0.3503                        0.1311
   Net realized long-term gain                  0.2379                             0
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $             0.8241          $             0.2513

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 45

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 1998 CONT.
        ........................................................................

                                     INTERNATIONAL FUND THE OAKMARK
                                  -------------------------------------------------------
                                         YEAR ENDED                ELEVEN MONTHS ENDED
                                     SEPTEMBER 30, 1998            SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income          $         23,809,423          $         27,666,383
   Net realized gain on sale
     of investments                         86,532,713                   217,090,057
   Net realized gain (loss) on
     foreign currency
     transactions                           (3,890,444)                   17,724,883
   Net change in unrealized
     appreciation
     (depreciation)                       (502,914,491)                   70,717,122
   Net change in unrealized
     appreciation
     (depreciation) of forward
     currency exchange
     contracts                              (2,045,738)                    3,426,674
   Net change in unrealized
     appreciation
     (depreciation)--other                     195,384                       197,532
                                  -------------------------     -------------------------
   NET INCREASE (DECREASE) IN
     NET ASSETS FROM
     OPERATIONS                           (398,313,153)                  336,822,651
 .........................................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM: (1)
   Net investment income                   (46,460,573)                  (12,477,945)
   Net realized short-term
     gain                                  (57,985,224)                            0
   Net realized long-term gain            (173,099,244)                            0
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                         (277,545,041)                  (12,477,945)
 .........................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold               482,976,228                   710,447,882
   Reinvestment of dividends
     and capital gain
     distributions                         263,415,429                    11,903,359
   Payments for shares
     redeemed                             (961,776,686)                 (572,115,610)
                                  -------------------------     -------------------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                         (215,385,029)                  150,235,631
                                  -------------------------     -------------------------
 .........................................................................................
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                             (891,243,223)                  474,580,337
   NET ASSETS:
   Beginning of period                   1,647,347,531                 1,172,767,194
                                  -------------------------     -------------------------
   End of period                  $        756,104,308          $      1,647,347,531
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------
   Undistributed net
     investment income            $         38,738,859          $         61,390,009
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                        0.5758                        0.1617
   Net realized short-term
     gain                                       0.7186                             0
   Net realized long-term gain                  2.1453                             0
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $             3.4397          $             0.1617

46 THE OAKMARK FAMILY OF FUNDS

 ......................................................................

                                  SMALL CAP FUND THE OAKMARK INTERNATIONAL
                                  -------------------------------------------------------
                                         YEAR ENDED                ELEVEN MONTHS ENDED
                                     SEPTEMBER 30, 1998            SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income          $          1,415,157          $            646,048
   Net realized gain on sale
     of investments                            (96,290)                    6,250,624
   Net realized gain (loss) on
     foreign currency
     transactions                             (162,499)                     (232,740)
   Net change in unrealized
     appreciation
     (depreciation)                        (27,728,327)                   (1,464,546)
   Net change in unrealized
     appreciation
     (depreciation) of forward
     currency exchange
     contracts                                (179,057)                            0
   Net change in unrealized
     appreciation
     (depreciation)--other                       2,414                         5,257
                                  -------------------------     -------------------------
   NET INCREASE (DECREASE) IN
     NET ASSETS FROM
     OPERATIONS                            (26,748,602)                    5,204,643
 .........................................................................................
DISTRIBUTION TO SHAREHOLDERS
   FROM: (1)
   Net investment income                      (308,015)                     (279,216)
   Net realized short-term
     gain                                   (3,477,982)                   (1,285,114)
   Net realized long-term gain              (3,890,139)                            0
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                           (7,676,136)                   (1,564,330)
 .........................................................................................
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                77,339,314                    63,012,100
   Reinvestment of dividends
     and capital gain
     distributions                           7,427,846                     1,523,977
   Payments for shares
     redeemed                              (64,544,647)                  (41,955,631)
                                  -------------------------     -------------------------
   NET INCREASE IN NET ASSETS
     FROM FUND SHARE
     TRANSACTIONS                           20,222,513                    22,580,446
                                  -------------------------     -------------------------
 .........................................................................................
TOTAL INCREASE (DECREASE) IN
   NET ASSETS                              (14,202,225)                   26,220,759
   NET ASSETS:
   Beginning of period                      65,972,800                    39,752,041
                                  -------------------------     -------------------------
   End of period                  $         51,770,575          $         65,972,800
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------
   Undistributed net
     investment income            $          1,629,074          $            521,933
                                  -------------------------     -------------------------
                                  -------------------------     -------------------------

(1) DISTRIBUTIONS PER SHARE:
   Net investment income                        0.0559                        0.0777
   Net realized short-term
     gain                                       0.6312                        0.3581
   Net realized long-term gain                  0.7060                             0
                                  -------------------------     -------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                 $             1.3931          $             0.4358

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 47

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS
 ........................................................................

1. SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

SECURITY VALUATION--
Investments are stated at current value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Trustees.

FOREIGN CURRENCY TRANSLATIONS--
Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At September 30, 1998, only the International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation)-other includes the following components:

                                                INTERNATIONAL
                                  INTERNATIONAL SMALL CAP
----------------------------------------------------------
Unrealized appreciation on
   dividends and dividend
   reclaims receivable            $238,449      $ 12,428
Unrealized depreciation on
   open securities purchases
   and sales                       (17,431)       (6,912)
Unrealized appreciation
   (depreciation) on
   transaction hedge purchases
   and sales                       (15,673)        1,660
Unrealized depreciation on tax
   expense payable                  (6,561)       (1,293)
                                  ---------     ----------
   Net Unrealized Appreciation
      - Other                     $198,784      $  5,883
                                  ---------     ----------
                                  ---------     ----------

SECURITY TRANSACTIONS AND INVESTMENT INCOME--
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--
At September 30, 1998, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

48
THE OAKMARK FAMILY OF FUNDS

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The International Fund had the following outstanding contracts at September 30, 1998:

PORTFOLIO HEDGES--

                                                                                              UNREALIZED
                                                                                             APPRECIATION
                                                                                           (DEPRECIATION) AT
US DOLLARS PURCHASED             FOREIGN CURRENCY SOLD               SETTLEMENT DATE      SEPTEMBER 30, 1998
-------------------------------------------------------------------------------------------------------------
     $25,000,000              31,235,000   Brazilian Real          January 1998               $ 1,310,201
      20,000,000              24,992,000   Brazilian Real          January 1998                 1,112,769
      30,654,500              18,500,000   Pound Sterling          October 1998                  (753,068)
      37,289,250              22,500,000   Pound Sterling          November 1998                 (894,688)
      14,801,400               9,000,000   Pound Sterling          November 1998                 (466,449)
      14,794,200               9,000,000   Pound Sterling          November 1998                 (473,649)
      14,607,000               9,000,000   Pound Sterling          November 1998                 (658,415)
      14,233,120               8,800,000   Pound Sterling          November 1998                 (692,253)
                                                                                          -------------------
                                                                                              $(1,515,552)
                                                                                          -------------------
                                                                                          -------------------

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                                UNREALIZED
                                                                                               APPRECIATION
                                                                                             (DEPRECIATION) AT
US DOLLARS PURCHASED              FOREIGN CURRENCY SOLD                SETTLEMENT DATE      SEPTEMBER 30, 1998
---------------------------------------------------------------------------------------------------------------
      $3,738,928              20,963,421   French Franc              October 1998                $   (4,674)
       3,143,545               1,865,827   Pound Sterling            October 1998                   (28,545)
       1,594,391                 933,429   Pound Sterling            October 1998                     7,468
       3,223,084               1,886,499   Pound Sterling            October 1998                    15,848
       1,844,181               1,087,820   Pound Sterling            October 1998                    (5,221)
         472,144                 278,043   Pound Sterling            October 1998                      (556)
          14,664              20,353,856   South Korean Won          October 1998                        29
          24,850                  49,700   New Zealand Dollar        October 1998                       (22)
                                                                                                 ----------
                                                                                                 $  (15,673)
                                                                                                 ----------
                                                                                                 ----------

The Int'l Small Cap Fund had the following outstanding contracts:

PORTFOLIO HEDGES--

                                                                                              UNREALIZED
                                                                                             APPRECIATION
                                                                                           (DEPRECIATION) AT
US DOLLARS PURCHASED             FOREIGN CURRENCY SOLD               SETTLEMENT DATE      SEPTEMBER 30, 1998
-------------------------------------------------------------------------------------------------------------
      $7,456,500               4,500,000   Pound Sterling          November 1998               $ (179,057)
                                                                                               ----------
                                                                                               ----------

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                                   UNREALIZED
                                                                                                  APPRECIATION
                                                                                                (DEPRECIATION) AT
US DOLLARS PURCHASED               FOREIGN CURRENCY SOLD                  SETTLEMENT DATE      SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------------------------------
       $ 36,402                    55,680   Canadian Dollar            October 1998                   $  (99)
        441,298                   259,480   Pound Sterling             October 1998                      156
        214,840                   125,748   Pound Sterling             October 1998                    1,057
          7,541                 1,025,913   Japanese Yen               October 1998                       31
         60,660                 8,252,168   Japanese Yen               October 1998                      251
         92,447                12,576,472   Japanese Yen               October 1998                      382
        131,033                   262,066   New Zealand Dollar         October 1998                     (118)
                                                                                                      ------
                                                                                                      $1,660
                                                                                                      ------
                                                                                                      ------

At September 30, 1998, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

                                                     THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

SECURITIES LENDING--
Each Fund except The Oakmark Fund may lend portfolio securities to broker-dealers and banks.

Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Funds receive income from lending securities by investing the collateral and continue to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities, in which case the lending Fund could incur a loss. The market values (in thousands) of securities on loan to broker-dealers at September 30, 1998 are shown below.

                                                                                   INT'L
                                               SMALL      EQUITY &                 SMALL
                                   SELECT       CAP        INCOME     INTERNATIONAL   CAP
------------------------------------------------------------------------------------------
Market Value of Securities
   Loaned                         $153,993    $24,519     $ 1,696     $67,416     $ 2,988
Collateral (Cash and U.S.
   Treasuries)                     159,033     26,009       1,759      73,675       3,219

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--
No provision is made for Federal income taxes since the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

The Funds hereby designate the following long term capital gain distributions for purposes of the dividends received deduction (in thousands):

                                                                                               INT'L
                                                           SMALL      EQUITY &                 SMALL
                                  OAKMARK      SELECT       CAP        INCOME     INTERNATIONAL   CAP
------------------------------------------------------------------------------------------------------
Long Term Capital Gain            $1,111,813  $ 67,892    $124,758    $ 1,111     $23,108     $  0

BANK LOANS--
The Funds have two unsecured lines of credit with a syndication of banks. One line of credit is a committed line of $350 million and the other is an uncommitted line of $250 million. Borrowings under this arrangement bear interest at .50% above the Federal Funds Effective Rate. As of September 30, 1998, there were no outstanding borrowings.

2. TRANSACTIONS WITH AFFILIATES
Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2.5 billion of net assets, .95% on the next $1.25 billion of net assets, .90% on the next $1.25 billion of net assets and .85% on the excess of $5 billion of net assets. International pays 1% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets and .90% on the excess of $5 billion of net assets. Select pays 1% on the first $1 billion and .95% on the next $500 million, .90% on the next $500 million, .85% on the next $500 million and .80% on the excess of $2.5 million of net assets. Small Cap pays 1.25% on the first $1 billion of net assets, 1.15% on the next $500 million, 1.10% on the next $500 million, 1.05% on the next $500 million, and 1% on the excess of $2.5 billion. Equity and Income pays .75% of net assets and Int'l Small Cap pays 1.25% of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Beginning October 1, 1998, additional breakpoints will be as follows: Oakmark will pay .80% on net assets in excess of $10 billion and Select will pay .75% on excess of $5 billion of net assets. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, exceed 1.5% for domestic funds and 2.0% for international funds.

In connection with the organization of the Funds, expenses of approximately $146,500 and $47,000 were advanced to Oakmark and International, approximately $7,283 each to Small Cap, Equity and Income and Int'l Small Cap, and $3,500 to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2000 for Small Cap, Equity and Income and Int'l Small Cap, and October, 2001 for Select. Oakmark and International have fully amortized all organization expenses.

During the year ended September 30, 1998, the Funds incurred brokerage commissions of $7,658,348, $2,399,359, $1,956,260, $66,195, $4,295,208 and
$384,909 of which $2,068,690, $589,570, $193,708, $41,979, $0, and $0 were paid by Oakmark, Select, Small Cap, Equity and Income, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

50
THE OAKMARK FAMILY OF FUNDS

3. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):

                                                            YEAR ENDED SEPTEMBER 30, 1998
                                         --------------------------------------------------------------------
                                                                       EQUITY &                   INT'L SMALL
                                         OAKMARK  SELECT   SMALL CAP    INCOME    INTERNATIONAL       CAP
-------------------------------------------------------------------------------------------------------------
Shares sold                              68,340    81,093    22,121      3,014         34,513         8,604
Shares issued in reinvestment of
   dividends                             30,513       410     9,667        149         20,108           786
Less shares redeemed                     (52,910) (39,717)  (57,261)    (1,344)       (69,820)       (7,284)
                                         -------  -------  ---------   --------   -------------       -----
Net increase (decrease) in shares
   outstanding                           45,943    41,786   (25,473)     1,819        (15,199)        2,106
                                         -------  -------  ---------   --------   -------------       -----
                                         -------  -------  ---------   --------   -------------       -----

                                                        ELEVEN MONTHS ENDED SEPTEMBER 30, 1997
                                         --------------------------------------------------------------------
                                                                       EQUITY &                   INT'L SMALL
                                         OAKMARK  SELECT   SMALL CAP    INCOME    INTERNATIONAL       CAP
-------------------------------------------------------------------------------------------------------------
Shares sold                              57,226    42,529    78,065      1,941        41,288          5,229
Shares issued in reinvestment of
   dividends                              7,962         0         0         25           793            135
Less shares redeemed                     (26,115) (11,063)  (20,201)      (880)      (32,946)        (3,438)
                                         -------  -------  ---------   --------       ------      -----------
Net increase in shares outstanding       39,073    31,466    57,864      1,086         9,135          1,926
                                         -------  -------  ---------   --------       ------      -----------
                                         -------  -------  ---------   --------       ------      -----------

4. INVESTMENT TRANSACTIONS
Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                               EQUITY &                     INT'L SMALL
                                          OAKMARK      SELECT     SMALL CAP     INCOME     INTERNATIONAL        CAP
------------------------------------------------------------------------------------------------------------------------
Purchases                                $3,681,990  $1,219,648    $391,185     $41,789       $502,915         $57,346
Proceeds from sales                       2,991,049     601,544     968,060      20,783        923,456          41,576

                                                     THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1998 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK FUND

                                           PURCHASE       SALES      DIVIDEND        MARKET
AFFILIATES                                   COST       PROCEEDS      INCOME         VALUE
-----------------------------------------------------------------------------------------------
AC Nielsen Corporation                   $          -  $         -  $         -  $  105,999,000
Brunswick Corporation                      47,321,680            -    1,789,400      94,195,350
GC Companies, Inc.                                  -            -            -      15,334,125
H & R Block, Inc.                         340,780,489            -    2,941,950     317,172,475
Juno Lighting, Incorporated                         -            -      390,600      24,276,875
Knight Ridder                             128,013,079            -    4,480,340     308,358,300
Polaroid Corporation                       11,171,805            -    2,731,440     111,818,325
R. H. Donnelley Corporation                10,418,862            -    1,835,978      25,965,967
SPX Corporation                                     -            -            -      36,156,700
The Black & Decker Corporation             46,677,053            -    3,899,160     344,113,875
The Dun & Bradstreet Corporation          107,175,516            -    6,115,747     283,265,100
                                         ------------  -----------  -----------  --------------
TOTALS                                   $691,558,484            -  $24,184,615  $1,666,656,092

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                           PURCHASE       SALES      DIVIDEND        MARKET
AFFILIATES                                   COST       PROCEEDS      INCOME         VALUE
-----------------------------------------------------------------------------------------------
USG Corporation                          $ 96,334,193  $ 3,793,551  $    26,492  $  118,539,600
US Industries Inc.                        148,983,455   16,251,897    1,212,415     113,179,625
                                         ------------  -----------  -----------  --------------
TOTALS                                   $245,317,648  $20,045,448  $ 1,238,907  $  231,719,225

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                           PURCHASE       SALES      DIVIDEND        MARKET
AFFILIATES                                   COST       PROCEEDS      INCOME         VALUE
-----------------------------------------------------------------------------------------------
Ascent Entertainment Group, Inc.         $  3,794,484  $ 5,437,319  $         -  $   12,000,000
Barry (R.G.) Corporation                    3,388,252            -            -      11,781,263
Binks Sames Corporation                     1,078,125            -       24,700       4,675,000
Columbus McKinnon Corporation               5,432,270    1,724,192      249,816      17,325,000
Duff & Phelps Credit Rating Company         3,082,142            -       38,808      16,121,875
Finger Lakes Financial Corp.                        -            -       41,360       2,068,000
Northwest Pipe Company                      1,520,000    2,103,411            -       9,250,000
Ralcorp Holdings, Inc.                              -   23,429,934            -      24,500,000
ROHN Industries, Inc.                      17,335,121            -       50,000       5,812,500
Scotsman Industries, Inc.                           -    1,664,975      100,612      22,240,375
Triarc Companies, Inc.                      1,959,905   10,981,722            -      19,453,125
Ugly Duckling Corporation                  20,320,181    8,194,979            -       8,695,288
                                         ------------  -----------  -----------  --------------
TOTALS                                   $ 57,910,480  $53,536,532  $   505,296  $  153,922,426

52
THE OAKMARK FAMILY OF FUNDS

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                           PURCHASE       SALES      DIVIDEND       MARKET
AFFILIATES                                   COST       PROCEEDS      INCOME        VALUE
---------------------------------------------------------------------------------------------
Banco Latinoamericano de
   Exportaciones,S.A. Class E            $ 39,751,365  $ 3,301,540  $   849,888  $ 21,146,282
Chargeurs International SA                          -    9,934,608    1,430,885    25,752,067
Cordiant Communications Group PLC           2,891,044            -      420,931    40,015,927
Dongah Tire Industry Company                5,643,713            -            -     4,603,390
European Vinyls Corporation Intl. NV                -    3,188,031    1,951,039    15,126,783
Fernz Corporation Ltd.                      6,718,676    2,115,546    1,574,294    33,797,841
Fila Holding S.p.A.                        20,288,049      187,177      685,787    21,885,800
Giordano International Limited              8,556,185       98,829       89,476     9,391,028
Hong Kong Aircraft Engineering Company      3,216,275      607,632    1,026,373    13,175,134
Keumkang Ltd.                               2,940,243            -      159,292     4,956,792
Lamex Holdings Ltd.                                 -            -      181,184       322,517
Lotte Chilsung Beverage Company             3,009,525            -       17,504     3,095,452
Saatchi & Saatchi PLC                         523,408    7,666,881      492,036    31,699,125
Tae Young Corporation                      13,975,221    1,023,976       88,023     4,770,261
USIMINAS                                   12,560,055            -    5,885,389    21,852,288
Woongjin Publishing Company                 2,936,743            -       34,695     1,259,204
                                         ------------  -----------  -----------  ------------
TOTALS                                   $123,010,502  $28,124,220  $14,886,796  $252,849,891

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                           PURCHASE       SALES      DIVIDEND       MARKET
AFFILIATES                                   COST       PROCEEDS      INCOME        VALUE
---------------------------------------------------------------------------------------------
Daimon                                   $    836,251  $    61,037  $    63,270  $  1,516,602
Designer Textiles (NZ) Limited                      -            -       56,322       459,213
Matichon Public Company Limited,
   Foreign Shares                             648,794            -       75,237     1,746,991
Parbury Limited                             2,899,156            -       65,550     1,581,357
Solution 6 Holdings Ltd.                      431,130            -            -     1,992,286
Yip's Hang Cheung Ltd.                        539,149        2,540       89,119       845,532
                                         ------------  -----------  -----------  ------------
TOTALS                                   $  5,354,480  $    63,577  $   349,498  $  8,141,981

6. INTRODUCTION OF THE EURO
The European Monetary Union intends to establish a common European currency for participating countries to be called the "euro." Each participating country will supplement its existing currency with the euro on January 1, 1999 and replace its existing currency with the euro on July 2, 2002. The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities are presently unclear. Uncertainties include whether operational systems of banks and other financial institutions will be ready by January 1, 1999; the application of exchange rates for existing currencies and the euro; the creation of suitable clearing and settlement systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; and whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time. These and other factors, including economic and political risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

                                                     THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ...............................................................................

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       ELEVEN MONTHS
                                     YEAR ENDED            ENDED                       YEAR ENDED OCTOBER 31,
                                   SEPTEMBER 30,       SEPTEMBER 30,      ------------------------------------------------
                                        1998                1997            1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $           41.21    $         32.39    $    28.47   $    25.21   $    24.18   $    17.11
Income From Investment
 Operations:
   Net Investment Income
     (Loss)                                    0.47               0.36          0.34         0.30         0.27         0.17
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                          (1.73)             10.67          4.70         4.66         1.76         7.15
                                        --------       --------------     ---------    ---------    ---------    ---------
   Total From Investment
     Operations:                              (1.26)             11.03          5.04         4.96         2.03         7.32
Less Distributions:
   Dividends (from net
     investment income)                       (0.40)             (0.34)        (0.28)       (0.23)       (0.23)       (0.04)
   Distributions (from capital
     gains)                                   (6.01)             (1.87)        (0.84)       (1.47)       (0.77)       (0.21)
                                        --------       --------------     ---------    ---------    ---------    ---------
   Total Distributions                        (6.41)             (2.21)        (1.12)       (1.70)       (1.00)       (0.25)
                                        --------       --------------     ---------    ---------    ---------    ---------
Net Asset Value, End of Period    $           33.54    $         41.21    $    32.39   $    28.47   $    25.21   $    24.18
                                        --------       --------------     ---------    ---------    ---------    ---------
                                        --------       --------------     ---------    ---------    ---------    ---------
Total Return                                  (4.06)%            39.24%*       18.07%       21.55%        8.77%       43.21%
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($ million)                  $        6,924.0     $      6,614.9     $ 3,933.9    $ 2,827.1    $ 1,677.3    $ 1,107.0
   Ratio of Expenses to
     Average Net Assets                        1.08%              1.08%*        1.18%        1.17%        1.22%        1.32%
   Ratio of Net Income (Loss)
     to Average Net Assets                     1.22%              1.19%*        1.13%        1.27%        1.19%        0.94%
   Portfolio Turnover Rate                    43%                17%             24%          18%          29%          18%

                                               PERIOD
                                                ENDED
                                             OCTOBER 31,
                                  1992         1991(A)
------------------------------
Net Asset Value, Beginning of
 Period                         $    12.10   $      10.00
Income From Investment
 Operations:
   Net Investment Income
     (Loss)                          (0.03)         (0.01)
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                  5.04           2.11
                                ---------    -----------
   Total From Investment
     Operations:                      5.01           2.10
Less Distributions:
   Dividends (from net
     investment income)                --           --
   Distributions (from capital
     gains)                            --           --
                                ---------    -----------
   Total Distributions                 --           --
                                ---------    -----------
Net Asset Value, End of Period  $    17.11   $      12.10
                                ---------    -----------
                                ---------    -----------
Total Return                         41.40%         87.10%*
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($ million)                $   114.7    $       4.8
   Ratio of Expenses to
     Average Net Assets               1.70%          2.50%(b)*
   Ratio of Net Income (Loss)
     to Average Net Assets           (0.24)%        (0.66)%(c)*
   Portfolio Turnover Rate             34%           0%

*Data has been annualized.

(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c) Computed giving effect to the Adviser's expense limitation undertaking.

54 THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ...............................................................................

     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                   ELEVEN
                                                   MONTHS
                                  YEAR ENDED       ENDED
                                  SEPTEMBER      SEPTEMBER
                                   30, 1998       30, 1997
-----------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $     16.34    $     10.00
Income From Investment
 Operations:
   Net Investment Income
     (Loss)                              0.03          (0.01)
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                     0.56           6.35
                                  ----------     ----------
   Total From Investment
     Operations:                         0.59           6.34
Less Distributions:
   Dividends (from net
     investment income)                  0.00           0.00
   Distributions (from capital
     gains)                             (0.17)          0.00
                                  ----------     ----------
   Total Distributions                  (0.17)          0.00
                                  ----------     ----------
Net Asset Value, End of Period    $     16.76    $     16.34
                                  ----------     ----------
                                  ----------     ----------
Total Return                             3.64%         69.16%*
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($ million)                  $  1,227.9     $    514.2
   Ratio of Expenses to
     Average Net Assets (a)              1.22%          1.12%*
   Ratio of Net Income (Loss)
     to Average Net Assets (a)           0.17%         (0.11)%*
   Portfolio Turnover Rate              56%            37%

Notes
*Ratios have been annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 55

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ...............................................................................

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   ELEVEN
                                                   MONTHS
                                  YEAR ENDED       ENDED        YEAR ENDED
                                  SEPTEMBER      SEPTEMBER       OCTOBER
                                   30, 1998       30, 1997       31, 1996
--------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $     20.34    $     13.19    $     10.00
Income From Investment
 Operations:
   Net Investment Income
     (Loss)                             (0.12)         (0.01)         (0.02)
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                    (4.73)          7.16           3.21
                                  ----------     ----------     ----------
   Total From Investment
     Operations:                        (4.85)          7.15           3.19
Less Distributions:
   Dividends (from net
     investment income)                  0.00           0.00           0.00
   Distributions (from capital
     gains)                             (2.86)          0.00           0.00
                                  ----------     ----------     ----------
   Total Distributions                  (2.86)          0.00           0.00
                                  ----------     ----------     ----------
Net Asset Value, End of Period    $     12.63    $     20.34    $     13.19
                                  ----------     ----------     ----------
                                  ----------     ----------     ----------
Total Return                           (26.37%)        59.14%*        31.94%
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($million)                   $    618.0     $  1,513.4     $    218.4
   Ratio of Expenses to
     Average Net Assets                  1.45%          1.37%*         1.61%
   Ratio of Net Income (Loss)
     to Average Net Assets              (0.40%)        (0.25%)*       (0.29%)
   Portfolio Turnover Rate              34%            27%            23%

*Data has been annualized.

56 THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ...............................................................................

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   ELEVEN
                                                   MONTHS
                                  YEAR ENDED       ENDED        YEAR ENDED
                                  SEPTEMBER      SEPTEMBER       OCTOBER
                                   30, 1998       30, 1997       31, 1996
--------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $     14.49    $     11.29    $     10.00
Income From Investment
 Operations:
   Net Investment Income
     (Loss)                              0.29           0.21           0.10
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                     0.04           3.24           1.19
                                  ----------     ----------     ----------
   Total From Investment
     Operations:                         0.33           3.45           1.29
Less Distributions:
   Dividends (from net
     investment income)                 (0.24)         (0.12)          0.00
   Distributions (from capital
     gains)                             (0.59)         (0.13)          0.00
                                  ----------     ----------     ----------
   Total Distributions                  (0.83)         (0.25)          0.00
                                  ----------     ----------     ----------
Net Asset Value, End of Period    $     13.99    $     14.49    $     11.29
                                  ----------     ----------     ----------
                                  ----------     ----------     ----------
Total Return                             2.57%         34.01%*        12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($million)                   $     57.7     $     33.5     $     13.8
   Ratio of Expenses to
     Average Net Assets                  1.31%          1.50%*(a)        2.50%(a)
   Ratio of Net Income (Loss)
     to Average Net Assets               2.39%          2.38%*(a)        1.21%(a)
   Portfolio Turnover Rate              46%            53%            66%

*Data has been annualized

(a) If the fund had paid all of its expenses and there had been no expense reimbursement by the investment adviser, ratios would have been as follows:

                                  SEPTEMBER   OCTOBER
                                  30, 1997    31, 1996
------------------------------------------------------
Ratio of Expenses to Average
 Net Assets                       1.70    %   2.64    %
Ratio of Net Income (Loss) to
 Average Net Assets               2.18    %   1.08    %

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 57

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ...............................................................................

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   ELEVEN                                                         PERIOD
                                                   MONTHS                                                         ENDED
                                  YEAR ENDED       ENDED                   YEAR ENDED OCTOBER 31,                OCTOBER
                                  SEPTEMBER      SEPTEMBER      --------------------------------------------       31,
                                   30, 1998       30, 1997        1996        1995        1994        1993       1992(A)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $     18.77    $     14.92    $   12.97   $   14.50   $   14.09   $    9.80   $     10.00
Income From Investment
 Operations:
   Net Investment Income
     (Loss)                              0.41           0.27         0.09        0.30        0.21        0.06          0.26
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                    (5.32)          3.74         2.90       (0.77)       0.43        4.48         (0.46)
                                  ----------     ----------     --------    --------    --------    --------    ----------
   Total From Investment
     Operations:                        (4.91)          4.01         2.99       (0.47)       0.64        4.54         (0.20)
Less Distributions:
   Dividends (from net
     investment income)                 (0.58)         (0.16)        0.00        0.00       (0.08)      (0.25)        --
   Distributions (from capital
     gains)                             (2.86)          0.00        (1.04)      (1.06)      (0.15)        --          --
                                  ----------     ----------     --------    --------    --------    --------    ----------
   Total Distributions                  (3.44)         (0.16)       (1.04)      (1.06)      (0.23)      (0.25)        --
                                  ----------     ----------     --------    --------    --------    --------    ----------
Net Asset Value, End of Period    $     10.42    $     18.77    $   14.92   $   12.97   $   14.50   $   14.09          9.80
                                  ----------     ----------     --------    --------    --------    --------    ----------
                                  ----------     ----------     --------    --------    --------    --------    ----------
Total Return                           (29.90%)        29.63%*      24.90%      (3.06%)      4.62%      47.49%       (22.81%)*
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($million)                   $    756.1     $  1,647.3     $1,172.8    $  819.7    $1,286.0    $  815.4    $     23.5
   Ratio of Expenses to
     Average Net Assets                  1.32%          1.26%*       1.32%       1.40%       1.37%       1.26%         2.04%*
   Ratio of Net Income (Loss)
     to Average Net Assets               1.95%          2.09%*       1.45%       1.40%       1.44%       1.55%        37.02%*
   Portfolio Turnover Rate              43%            61%            42%         26%         55%         21%          0%

*Ratios have been annualized.

(a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.

58 THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
 ...............................................................................

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   ELEVEN
                                                   MONTHS
                                  YEAR ENDED       ENDED        YEAR ENDED
                                  SEPTEMBER      SEPTEMBER       OCTOBER
                                   30, 1998       30, 1997       31, 1996
--------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $     12.20    $     11.41    $     10.00
Income From Investment
 Operations:
   Net Investment Income
     (Loss)                              0.18           0.13           0.04
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                    (4.09)          1.10           1.37
                                  ----------     ----------     ----------
   Total From Investment
     Operations:                        (3.91)          1.23           1.41
Less Distributions:
   Dividends (from net
     investment income)                 (0.06)         (0.08)          0.00
   Distributions (from capital
     gains)                             (1.34)         (0.36)          0.00
                                  ----------     ----------     ----------
   Total Distributions                  (1.40)         (0.44)          0.00
                                  ----------     ----------     ----------
Net Asset Value, End of Period    $      6.89    $     12.20    $     11.41
                                  ----------     ----------     ----------
                                  ----------     ----------     ----------
Total Return                           (35.20%)        12.07%*        14.15%
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($million)                   $     51.8     $     66.0     $     39.8
   Ratio of Expenses to
     Average Net Assets                  1.96%          1.93%*         2.50%(a)
   Ratio of Net Income (Loss)
     to Average Net Assets               2.17%          1.23%*         0.65%(a)
   Portfolio Turnover Rate              69%            63%            27%

Notes
*Ratios have been annualized.

(a) If the fund had paid all of its expenses and there had been no expense reimbursement by the investment advisor, the ratio of expenses to average net assets would have been 2.65% and the ratio of net income (loss) to average net assets would have been .50%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 59

    THE OAKMARK FAMILY OF FUNDS

       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
        ........................................................................

        TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF HARRIS
          ASSOCIATES INVESTMENT TRUST:

            WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK
        SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (EACH A SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST), INCLUDING THE SCHEDULES OF INVESTMENTS ON PAGES 7-9, 12-13, 16-18, 21-23, 27-31, AND 35-37, AS
        OF SEPTEMBER 30, 1998, AND THE RELATED STATEMENTS OF OPERATIONS, STATEMENTS OF CHANGES IN NET ASSETS AND THE FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE TRUST'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS.
            WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 1998, BY CORRESPONDENCE WITH THE CUSTODIAN AND BROKERS. AS TO SECURITIES PURCHASED BUT NOT RECEIVED, WE REQUESTED CONFIRMATION FROM BROKERS, AND WHEN REPLIES WERE NOT RECEIVED, WE CARRIED OUT ALTERNATIVE AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.
            IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITIONS OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND OF THE HARRIS ASSOCIATES INVESTMENT TRUST AS OF SEPTEMBER 30, 1998, THE RESULTS OF THEIR OPERATIONS, THE CHANGES IN THEIR NET ASSETS, AND THEIR FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

        ARTHUR ANDERSEN LLP
        Chicago, Illinois
        October 21, 1998

60
THE OAKMARK FAMILY OF FUNDS

 THE OAKMARK FAMILY OF FUNDS

       TRUSTEES AND OFFICERS
        ........................................................................

TRUSTEES
  Michael J. Friduss
  Thomas H. Hayden
  Christine M. Maki
  Victor A. Morgenstern
  Allan J. Reich
  Marv Rotter
  Burton W. Ruder
  Peter S. Voss
  Gary Wilner, M.D.

OFFICERS
  Victor A. Morgenstern--CHAIRMAN
  Robert M. Levy--PRESIDENT
  Robert J. Sanborn--EXECUTIVE VICE PRESIDENT
  David G. Herro--VICE PRESIDENT
  Clyde S. McGregor--VICE PRESIDENT
  William C. Nygren--VICE PRESIDENT
  Steven J. Reid--VICE PRESIDENT
  Michael J. Welsh--VICE PRESIDENT
  Donald Terao--VICE PRESIDENT--FINANCE
  Anita M. Nagler--SECRETARY
  Ann W. Regan--VICE PRESIDENT--
    SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
  Kristi L. Rowsell--TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
  Harris Associates L.P.
  Two North LaSalle Street
  Chicago, Illinois 60602-3790

TRANSFER AGENT
  State Street Bank and Trust Company
  Attention: The Oakmark Family of Funds
  P.O. Box 8510
  Boston, Massachusetts 02266-8510

LEGAL COUNSEL
  Bell, Boyd & Lloyd
  Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
  Arthur Andersen LLP
  Chicago, Illinois

FOR MORE INFORMATION:
  Please call 1-800-OAKMARK
  (1-800-625-6275)
  or 617-328-5000

WEBSITE
  www.oakmark.com

24-HOUR NAV HOTLINE
  1-800-GROWOAK (1-800-476-9625)

          This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

OAKMARK
FAMILY OF FUNDS

P.O. BOX 8510
BOSTON, MA 02266-8510